   [LOGO]

 The
Bear Stearns
 Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Michael Minikes          Chairman of the Board
Robert S. Reitzes        President
William J. Montgoris     Executive Vice President
Peter M. Bren            Trustee
Alan J. Dixon            Trustee
John R. McKernan, Jr.    Trustee
M.B. Oglesby, Jr.        Trustee
Stephen A. Bornstein     Vice President and
                         Secretary
Donalda L. Fordyce       Vice President
Frank J. Maresca         Vice President and
                         Treasurer
Vincent L. Pereira       Assistant Treasurer
Christina P. LaMastro    Assistant Secretary

INVESTMENT ADVISER       COUNSEL
Bear Stearns Asset       Kramer Levin
Management Inc.          Naftalis & Frankel LLP
575 Lexington Avenue     919 Third Avenue
New York, NY 10022       New York, NY 10022
SUB-ADVISER              DISTRIBUTOR
INTERNATIONAL EQUITY     Bear, Stearns & Co. Inc.
PORTFOLIO                245 Park Avenue
Marvin & Palmer          New York, NY 10167
Associates, Inc.         TRANSFER AND DIVIDEND
1201 N. Market Street    DISBURSEMENT AGENT
Suite 2300               PFPC Inc.
Wilmington, DE 19801     Bellevue Corporate Center
ADMINISTRATOR            400 Bellevue Parkway
Bear Stearns Funds       Wilmington, DE 19809
Management Inc.          INDEPENDENT AUDITORS
245 Park Avenue          Deloitte & Touche LLP
New York, NY 10167       Two World Financial Center
CUSTODIAN                New York, NY 10281
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio without examination by independent auditors who do not express an opinion thereon. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-03

S&P STARS
Portfolio

The Insiders
Select Fund

Large Cap
Value Portfolio

Small Cap
Value Portfolio

Focus List
Portfolio

Balanced Portfolio

International Equity
Portfolio

Semi-Annual Report
September 30, 1998

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                                October 26, 1998
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") for the six months ended September 30, 1998. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

In our March 31, 1998 report, we stated that we believed stock prices had risen to levels that were not supported by the slowdown in corporate earnings growth that we expected to occur as a result of Asia's economic problems. After three years of 30%-plus returns, as measured by the Standard & Poor's 500 Composite Index ("S&P 500 Index"), a level that is clearly unsustainable this year, we expect that the U.S. stock market will end the year with a return within its more normal range of 5% to 10%.

We did not anticipate a financial crisis in Russia and a sudden bailout of a large hedge fund would bring stock prices down to levels that more realistically reflect corporate earnings growth prospects. Russia's devaluation of the ruble and default on its debt in August knocked the breath out of the world equity markets, causing investors to flee stocks and seek the relative safety of U.S. Government bonds. The flight to quality was exacerbated by growing concern about large hedge fund losses in late September.

Despite sound fundamentals in the U.S. economy, including a continuation of low inflation, low interest rates, strong employment and a large budget surplus, the U.S. is clearly not immune to problems abroad. However, we do not believe that the U.S. is headed for a recession, although we expect that corporate profits and overall economic growth will continue to slow. The Federal Reserve Board has indicated its readiness to support economic growth by lowering short-term interest rates at the end of September (and then again in mid-October).

While market declines like the ones just experienced are certainly not pleasant, they create investing opportunities, and we expect to continue to find value, particularly in companies resistant to economic slowdowns with sustainable earnings growth.

S&P STARS PORTFOLIO

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (6.56)% and Class C shares (without giving effect to the contingent deferred sales charge "CDSC") had a total return of (6.80)%.(1) The Portfolio's benchmark, the S&P 500 Index, returned (6.97)% for the same period.

Although the Portfolio was not immune to the sell-off in small- and mid-cap companies, it was helped by our heavy concentration in health care and technology issues. At September 30, 1998, we continued to have a high concentration of holdings in large pharmaceutical companies, such as Eli Lilly & Co. (5.20% of net assets), Pfizer Inc. (4.69%) and Monsanto Co. (4.74%), and have increased our position in consumer staples, while diversifying within the technology sector.

STRENGTH IN CONSUMER STAPLES

Among our larger consumer staples holdings, CVS Corp. (4.26%), Safeway Inc. (4.10%) and Time Warner Inc. (3.29%), held up well. We also increased our position in Consolidated Products, Inc. (1.55%), which runs the rapidly expanding Steak n Shake restaurant chain in the Midwest, and Kroger Co. supermarkets (2.21%). We bought Cablevision Systems Corp. (2.67%), a strong regional cable company, which should benefit from surging demand for faster Internet access and cheaper telephone service beginning in 1999.

Given the uncertainty about the exposure of financial companies to economic problems around the world, we reduced our financial services holdings, eliminating positions in Citicorp and Franklin Resources. However, we bought Eaton Vance Corp. (2.55%), which is much more heavily oriented to the domestic fixed income market and should benefit from any investor shift into that asset class.

We expect the slowdown in economic growth over the next two to three quarters to affect the earnings of companies in the financial, basic materials, heavy industry and consumer cyclical sectors. We will place continued emphasis on consumer staples and pharmaceuticals, and expect to take new positions in industries, such as semiconductors and energy, that could experience substantially higher earnings in 1999.

THE INSIDERS SELECT FUND

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (16.89)% and Class C shares (without giving effect to CDSC) had a total return of (17.08)%.(2) The Portfolio's benchmark, the S&P MidCap 400 Index, returned (16.31)% for the same period.

Finding companies with attractive insider buying situations has not been easy during this period of market volatility and weakness in mid- and small-cap stocks. From mid-August through the end of September, financial stocks, such as Travelers Group, Inc. (2.81% of net assets) and The Equitable Companies, Inc., suffered as a result of investors' concerns about a slowing economy and exposure to emerging markets. Partially offsetting this was the Fund's exposure to health care and telecommunications through such stocks as Pharmacia & Upjohn, Inc. (2.28%) and SBC Communications, Inc. (2.32%), which had relatively strong performance.

We recently purchased The Dun & Bradstreet Corp. (3.74%) and Viad Corp. (1.82%) as a result of positive insider buying at both companies and their low relative valuations. In addition, we added to positions in American Greetings Corp. (3.50%), the second-largest greeting card company in the U.S., and Beckman Coulter, Inc. (2.58%), a leading manufacturer of medical laboratory equipment, due to the defensive nature of their businesses. We sold Morgan Stanley, Dean Witter, Discover and Co., The Equitable Companies, Inc., Dean Foods Co. and Dole Food Co., Inc.

VALUATIONS BODE WELL FOR INSIDER BUYING

Weakness in financials was particularly notable in the third quarter. Many larger-cap high-quality names declined as much as 40% in the quarter and 50% from their highs versus more moderate losses in the broader market. Given current valuations, we expect to see more aggressive insider buying in the financial sector and relative outperformance over the next 12 to 18 months.

The tone of insider buying in general has been mixed over the past few months, but we expect to see an increase in insider buying as a result of dramatically lower stock valuations. We remain fairly positive on the tone of the insider data and continue to look to purchase companies where insiders are making significant purchases and/or their companies are buying back meaningful amounts of their shares.

LARGE CAP VALUE PORTFOLIO

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (11.81)% and Class C shares (without giving effect to CDSC) had a total return of (12.05)%.(3) The Portfolio's benchmark, the S&P 500 Index, returned (6.97)% for the same period.

Although the third quarter of 1998 was its worst quarter in eight years for the U.S. stock market (as measured by the S&P 500 Index), it was only the second down quarter in four years. While stocks of smaller companies and value stocks had been weak throughout the first half of the year, large-cap growth stocks were swept downstream in the third quarter as well.

Given our expectation for a more normal market return of 5%-10% this year, the correction was not surprising although the range of global catalysts triggering it was. The market's rise in the first half of the year had been based on investor expectations for a continuation of moderate growth in corporate profits combined with declining interest rates. While interest rates have declined to their lowest level in 30 years, corporate profit growth has slowed dramatically, with profits rising much more slowly than expected earlier this year. The reality of the profit slowdown has only recently begun to be incorporated into stock prices, and we believe that current earnings estimates are still high.

A FOCUS ON UNDERVALUED STOCKS WITH SOLID EARNINGS GROWTH

As value investors, we are taking advantage of this environment and continue to find attractive securities of companies with above-market earnings growth that are trading at discounts to the market of 25% or more. We expect earnings growth for the companies in the S&P 500 Index to average about 3% to 5% over the next few years, and we are finding undervalued companies with what we believe to be dependable growth rates of 6%, 7% or higher. Examples of such companies in the Portfolio include Grainger (W.W.), Inc. (1.82% of net assets), a major distributor of maintenance and repair equipment, Genuine Parts Co. (2.34%), a leading auto parts distributor, FPL Group, Inc. (2.75%), one of the country's best-managed utilities, and The Dun & Bradstreet Corp. (3.75%), which has restructured and announced a share buyback program. While the earnings growth rates of these companies are below the double-digit pace to which many investors have recently become accustomed, they become very attractive when compared to the overall market and the current rate of inflation.

Toward the end of the period, we increased our weightings modestly in energy by initiating a position in Baker Hughes Inc. (1.11%), a large oil services company, and Atlantic Richfield Co. (3.17%) based on signs that oil prices are beginning to firm. We will continue to look for companies with below-average multiples and above-average growth; we also expect to find value in oversold cyclicals.

SMALL CAP VALUE PORTFOLIO*

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (28.54)% and Class C shares (without giving effect to CDSC) had a total return of (28.71)%.(4) The Portfolio's benchmark, the Russell 2000 Index, returned (23.91)% for the same period.

Due to investor anxiety about financial and political turmoil around the world, small-cap stocks significantly underperformed larger growth stocks as investors focused on the liquidity of large, well-known names. After Russia's financial crisis came to a head in mid-August, even large-cap stocks suffered as investors fled to the relative safety of U.S. Treasury bonds. August ranks as the second-worst-performing month in eleven years for the Portfolio's benchmark, the Russell 2000 Index, which declined by 19%. Fifty percent of the stocks in the index were down 40% or more from their 52-week highs and only about 3% were down less than 10%. However, this kind of market creates opportunities to buy great companies at valuations that have fallen within our parameters.

In the spring, we had started taking a more risk-averse posture by maintaining an overweighting in our top holdings and becoming increasingly selective about adding new stocks to the Portfolio. In the summer, we reacted to the market's heightened volatility by paring down the number of names in the Portfolio even more, which had the effect of both increasing the concentration among the top holdings and raising cash.

Positive developments during this period that added value to the Portfolio included the announcement that two holdings, Triangle Pacific Corp. and Celadon Group, Inc. (0.58% of net assets) were to be acquired, which increased their share prices. Other strong performers included Hibernia Foods plc (3.14%) and United Rentals, Inc. (2.05%). Hibernia's stock price has had an impressive gain since we bought it a year ago, and we think the company continues to have the potential for substantial earnings growth. In the third quarter, the company continued its expansion strategy with the purchase of several food companies with strong U.K. franchises, which are expected to increase Hibernia's current annualized revenue. We are confident in management's ability to leverage their current distribution channels in the export and food services markets to continue revenue growth. United Rentals has also consolidated its position as a leader in the rental equipment business by aggressively buying smaller companies.

A POSITIVE OUTLOOK FOR SMALL-CAP STOCKS

Although the extreme valuation gap between large-cap and small-cap stocks has widened to a 20-year high, we see signs that this gap could begin to narrow. We believe that when the large-cap stocks bottom, investors will realize the values to be found in the small-cap sector and the discrepancies in P/E multiples will narrow toward historical norms -- which should lead to small-caps overtaking the larger-cap stocks. In this environment, we will continue to maintain a defensive posture and take advantage of weakness in individual stocks to initiate or add to current positions.

FOCUS LIST PORTFOLIO

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (9.85)% and Class B and C shares (without giving effect to CDSC) each had a total return of (10.09)%.(5) The Portfolio's benchmark index, the S&P 500 Index, returned (6.97)% for the same period.

FUNDAMENTALS STILL SOUND

Despite the price declines that occurred during the summer, we believe that the fundamentals of the Portfolio's Focus List stocks remain sound. For example, the rout that occurred in the financial sector due to the fallout from Russia's problems and growing concerns about hedge fund bailouts also dragged down the stocks of Fannie Mae and AEGON N.V. In our opinion, Fannie Mae (4.58% of net assets), the country's largest provider of mortgage financing, is a superb company that we currently regard as a core holding. AEGON N.V. (5.04%), a leading European-based insurance company, has essentially no exposure to emerging markets and remains positioned to benefit from the consolidation and growth expected to occur in the financial services sector in Europe.

Other companies in the Portfolio that, by the nature of their business, are not exposed to the issues troubling the equity markets are computer services firms such as BISYS Group, Inc. (5.31%) and EMC Corp. (5.87%). BISYS Group Inc. and EMC Corp. should continue to experience strong demand as providers of services and software that enable companies to become Year 2000-compliant, which is a necessity that cannot be postponed or avoided.

Based on the strength in new housing construction and sales during the summer and the fact that we do not anticipate a recession in the U.S., sales of quality home-furnishings from companies like Williams-Sonoma Inc. (3.56%) should continue to be strong. In the same vein, Time Warner Inc. (4.78%), with its huge global cable and entertainment franchise, is expected to be able to withstand an economic downturn. Although we do expect a slowdown in the economy, we do not foresee the consumer paralysis that is widely projected.

We believe that the recent investor panic has produced some very attractive valuations, and we could see a shift from "safe haven" stocks to those that are already discounting a recession. For example, after months of depressed prices due to falling demand and oversupply, we are beginning to see strength in stocks of some basic commodity producers, such as oil and copper, as supplies firm and monetary policy loosens.

BALANCED PORTFOLIO

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (4.09)% and Class B and C shares (without giving effect to the CDSC) each had a total return of (4.32)%.(6) The Portfolio's benchmark index, the Lipper Balanced Fund Index, returned (4.39)% for the same period.

Based on our monitoring of the markets, we had set our equity allocation target early in the summer to be less than the average of our peers in the Lipper Balanced Fund Index which positioned the Portfolio relatively well in light of the equity market sell-off that followed. Given our expectation for a more normal equity market return of 5%-10% this year, the correction was not surprising although the range of global catalysts triggering it was. The market's rise in the first half of the year had been based on expectations for continuing moderate corporate profit growth combined with declining interest rates. While interest rates have fallen to 30-year lows, corporate profit growth has slowed dramatically. Stock prices have only recently begun to reflect the slowdown, and we believe that current earnings estimates are still high.

A FOCUS ON SOLID EARNINGS GROWTH

In this environment, we continue to find attractive stocks of companies with above-market earnings growth that are trading at discounts to the market of 25% or more. We expect the S&P 500 Index earnings growth to average about 3% to 5% over the next few years, and we are finding undervalued companies with projected growth rates of 6%, 7% or higher. Examples include: Grainger (W.W.), Inc. (1.09% of net assets), a major distributor of maintenance and repair equipment, Genuine Parts Co. (1.15%), a leading auto parts distributor; FPL Group, Inc. (1.53%), one of the country's best-managed utilities; and The Dun & Bradstreet Corp. (1.34%), which has restructured and announced a share buyback program. While the earnings growth rates of these companies are below the double-digit pace to which many investors have recently become accustomed, they are very attractive when compared to the overall market and the current rate of inflation. We have begun to find value in oversold cyclical stocks and utilities, and, with energy prices beginning to firm, we have increased our energy exposure.

In the fixed income portion of the Portfolio, we remain slightly overweighted in maturities of 10 years or less and in high-quality corporate bonds, a strategy that served us well during the past few months as investors put a premium on quality. Although total returns for agency, corporate and mortgage-backed issues were positive for the period, long-term Treasuries fared best. We are currently seeing the highest corporate-to-Treasury spreads since the '90-'91 recession, and agency and mortgage-backed spreads have also widened. We view the recent spread widening as an opportunity to selectively add agency issues and higher-quality corporate bonds (rated "A" or higher) to the Portfolio. We also expect to begin to increase our exposure to the mortgage markets as investors begin to factor in worst-case prepayment scenarios, causing prices in this sector to fall even more.

INTERNATIONAL EQUITY PORTFOLIO**

For the six months ended September 30, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (5.95)% and Class B and C shares (without giving effect to the CDSC) each had a total return of (6.18)%.(7) The Portfolio's benchmark index, the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index returned (13.18)% for the same period.

Although we still believe that strong financial companies in Europe will benefit from competition-driven consolidation and the demand for retirement-oriented savings products, the recent worldwide turbulence in the financial markets caused us to significantly reduce our holdings in this sector. In the wake of Russia's financial crisis, we sold our positions in banks with exposure to Russia, Latin America and other emerging markets, including Deutsche Bank AG, Credit Suisse Group and Societe Generale. However, we maintained positions in companies, which we are confident will be less affected by the current uncertainty. We have kept our positions in insurance companies such as Allianz AG (2.91% of net assets) and AEGON N.V. (2.52%) and in domestically focused retail banks, including Bank of Ireland (1.22%) and Banco Popular Espanol, S.A. (0.97%).

We also reduced the Portfolio's technology and cellular holdings given concerns about earnings growth. After its stock price soared in the first half of the year, we took profits selling SAP AG (2.03%), the large German software manufacturer, based on conflicting estimates about future earnings. We still see tremendous growth potential in the European cellular markets, but we trimmed back, selling Telefonaktiebolaget LM Ericsson (0.89%), for example, which we felt was vulnerable to the downturn in Asia. We continue to own Nokia Oyj (3.83%) because of its new handset product line and companies with a strong domestic franchise such as Vodafone Group plc (2.44%), which is expanding rapidly in the United Kingdom.

A FOCUS ON EARNINGS STABILITY

Our sector focus has shifted to pharmaceuticals and utilities, which tend to have greater earnings stability, and to retailers and food companies, which we expect to hold up in periods of slower economic growth. For example, we significantly increased our positions in Glaxo Wellcome plc (4.54%) and SmithKline Beecham plc (1.75%) and added to British Telecommunications plc (1.37%) and Telecom Italia Mobile S.p.A (2.38%). We bought J. Sainsbury plc (0.83%), the United Kingdom's second-largest food retailer, and increased our position in Promodes (2.50%), a large diversified retailer in France. We also added to or initiated positions in food companies with strong brand-name recognition and distribution channels such as Group Danone (2.70%) in France and Heineken N.V. (1.88%) in the Netherlands.

By the end of September, our direct exposure to Asia had increased to 6.59% of the total portfolio, with a concentration in strong consumer staples concerns, such as Kao Corp. (1.48%), a personal care company, and Takeda Chemical Industries (1.93%), a large drug company, both in Japan. We are still cautious about Japan's prospects and believe it is premature to invest in other parts of Asia at this time.

Despite the recent market volatility, we expect the consolidation trends that we have mentioned before to continue in Europe, and we will continue to use the market sell-off as an opportunity to buy strong companies at more attractive multiples.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Robert S. Reitzes
Robert S. Reitzes
President
The Bear Stearns Funds

-------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
**International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (11.69)%, including the initial 5.50% maximum sales charge and Class C shares had a total return of (7.71)% including a 1.00% CDSC.
(2) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (21.46)%, including the initial 5.50% maximum sales charge and Class C shares had a total return of (17.93)% including a 1.00% CDSC.
(3) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (16.65)%, including the initial 5.50% maximum sales charge and Class C shares had a total return of (12.92)% including a 1.00% CDSC.
(4) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (32.48)%, including the initial 5.50% maximum sales charge and Class C shares had a total return of (29.71)% including a 1.00% CDSC.
(5) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (14.81)%, including the initial 5.50% maximum sales charge and Class B shares (including a 5.00% CDSC) and Class C shares (including a 1.00% CDSC) had a total return of (14.57)% and (10.99)%, respectively.
(6) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (9.35)%, including the initial 5.50% maximum sales charge and Class B shares (including a 5.00% CDSC) and Class C shares (including a 1.00% CDSC) had a total return of (9.32)% and (5.32)%, respectively.
(7) For the six months ended September 30, 1998, the Portfolio's Class A shares had a total return of (11.13)%, including the initial 5.50% maximum sales charge and Class B shares (including 5.00% CDSC) and Class C shares (including a 1.00% CDSC) had a total return of (11.18)% and (7.18)%, respectively.

Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    S&P STARS PORTFOLIO

                                                                Class A shares    Class C shares       S&P 500 Composite Index
Apr. 5, 1995                                                         $9,525.00        $10,000.00                    $10,000.00
                                                                    $10,571.43        $11,083.33                    $10,800.00
Sept. 30, 1995                                                      $11,444.45        $11,975.00                    $11,700.00
                                                                    $11,644.82        $12,170.34                    $12,375.00
Mar. 31, 1996                                                       $12,158.20        $12,691.32                    $13,075.00
                                                                    $12,304.88        $12,836.51                    $13,620.00
Sept. 30, 1996                                                      $13,282.76        $13,835.76                    $14,095.00
                                                                    $14,878.37        $15,471.38                    $15,225.00
Mar. 31, 1997                                                       $14,208.88        $14,763.54                    $15,653.00
                                                                    $16,411.13        $17,034.15                    $18,450.00
Sept. 30, 1997                                                      $19,353.33        $20,058.56                    $19,757.00
                                                                    $17,555.43        $18,171.88                    $20,324.00
Mar. 31, 1998                                                       $20,394.52        $21,081.93                    $23,159.00
                                                                    $21,569.24        $22,260.41                    $23,923.00
Sept. 30, 1998                                                      $19,056.42        $19,647.04                    $21,544.00
Past performance is not predictive of future performance.

                    S&P STARS PORTFOLIO
                                                                  Consumer Price Index
Apr. 5, 1995                                                                $10,000.00
                                                                            $10,079.00
Sept. 30, 1995                                                              $10,126.00
                                                                            $10,178.00
Mar. 31, 1996                                                               $10,284.00
                                                                            $10,364.00
Sept. 30, 1996                                                              $10,430.00
                                                                            $10,500.00
Mar. 31, 1997                                                               $10,568.00
                                                                            $10,630.00
Sept. 30, 1997                                                              $10,660.94
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
                                                                            $10,773.30
Sept. 30, 1998                                                              $10,812.95
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                     SEPTEMBER 30, 1998         ANNUAL(4)
                                     -------------------   -------------------
S&P STARS Portfolio(2)
    Class A shares(5)..............         (6.23)%               20.28%
    Class C shares.................         (2.05)                21.33
    Class Y shares(3)..............         (1.05)                19.02
S&P 500 Composite Index(1).........          9.04                 24.57
Consumer Price Index(1)............          1.43                  2.26

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through September 30, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been (1.53)% and 21.97%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  THE INSIDERS SELECT FUND

                                                                Class A shares    Class C shares       S&P 500 Composite Index
June 16, 1995                                                        $9,525.00        $10,000.00                    $10,000.00
                                                                     $9,579.40        $10,066.67                    $10,150.00
Sept. 30, 1995                                                      $10,468.20        $10,975.00                    $10,956.00
                                                                    $10,801.00        $11,316.67                    $11,613.00
Mar. 31, 1996                                                       $11,118.70        $11,633.30                    $12,234.00
                                                                    $11,682.50        $12,200.00                    $12,781.00
Sept. 30, 1996                                                      $12,206.70        $12,733.33                    $13,171.00
                                                                    $13,109.80        $13,662.60                    $14,267.00
Mar. 31, 1997                                                       $13,155.00        $13,691.00                    $14,647.00
                                                                    $15,194.10        $15,799.50                    $17,202.00
Sept. 30, 1997                                                      $16,755.00        $17,387.90                    $18,487.00
                                                                    $16,995.90        $17,614.80                    $19,017.00
Mar. 31, 1998                                                       $19,209.00        $19,874.30                    $21,670.00
                                                                    $19,122.56        $19,772.94                    $22,385.00
Sept. 30, 1998                                                      $15,963.51        $16,478.77                    $20,159.00
Past performance is not predictive of future performance.

                  THE INSIDERS SELECT FUND
                                                                  Consumer Price Index       S&P MidCap 400 Index
June 16, 1995                                                               $10,000.00                 $10,000.00
                                                                            $10,079.00                 $10,134.00
Sept. 30, 1995                                                              $10,072.32                 $11,123.00
                                                                            $10,178.00                 $11,280.00
Mar. 31, 1996                                                               $10,230.11                 $11,974.00
                                                                            $10,302.43                 $12,319.00
Sept. 30, 1996                                                              $10,381.33                 $12,681.00
                                                                            $10,466.80                 $13,448.00
Mar. 31, 1997                                                               $10,512.82                 $13,249.00
                                                                            $10,539.12                 $15,197.00
Sept. 30, 1997                                                              $10,604.87                 $17,639.00
                                                                            $10,644.31                 $17,765.00
Mar. 31, 1998                                                               $10,650.89                 $19,743.00
                                                                            $10,716.63                 $19,319.00
Sept. 30, 1998                                                              $10,756.08                 $16,524.00
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                     SEPTEMBER 30, 1998         ANNUAL(4)
                                     -------------------   -------------------
The Insiders Select Fund(2)
    Class A shares(5)..............         (9.26)%               15.25%
    Class C shares.................         (5.23)                16.37
    Class Y shares(3)..............         (4.25)                17.21
S&P 500 Composite Index(1)(6)......          9.04                 23.70
S&P MidCap 400 Index(1)(6).........         (6.31)                16.46
Consumer Price Index(1)............          1.43                  2.24

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of June 16, 1995 (commencement of investment operations) through September 30, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been (4.72)% and 16.97%, respectively, for each period shown.
(6) Effective February 1, 1998, the Board of Trustees approved the change of the Portfolio's performance benchmark from the S&P 500 Composite Index to the S&P MidCap 400 Index because the Board and Bear Stearns Asset Management Inc. believe that the S&P MidCap 400 Index is more reflective of the management of the Portfolio than the S&P 500 Composite Index.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS A SHARES    CLASS C SHARES     S&P 500 COMPOSITE INDEX
Apr. 4, 1995                                                         $9,525.00        $10,000.00                    $10,000.00
                                                                    $10,191.75        $10,683.33                    $10,800.00
Sept. 30, 1995                                                      $11,295.06        $11,825.00                    $11,700.00
                                                                    $11,915.10        $12,462.52                    $12,375.00
Mar. 31, 1996                                                       $12,034.41        $12,570.89                    $13,075.00
                                                                    $12,042.36        $12,562.55                    $13,150.00
Sept. 30, 1996                                                      $12,257.12        $12,770.96                    $14,095.00
                                                                    $13,626.63        $14,178.46                    $15,400.00
Mar. 31, 1997                                                       $13,892.10        $14,440.30                    $15,763.00
                                                                    $16,335.50        $16,955.40                    $18,600.00
Sept. 30, 1997                                                      $17,524.90        $18,162.20                    $19,895.00
                                                                    $17,858.50        $18,481.30                    $20,466.54
Mar. 31, 1998                                                       $20,008.60        $20,785.20                    $23,321.38
                                                                    $20,220.69        $20,976.42                    $24,091.21
Sept. 30, 1998                                                      $17,646.60        $18,280.95                    $21,694.71
Past performance is not predictive of future performance.

                                                                CONSUMER PRICE INDEX
Apr. 4, 1995                                                                $10,000.00
                                                                            $10,079.00
Sept. 30, 1995                                                              $10,126.00
                                                                            $10,178.00
Mar. 31, 1996                                                               $10,284.00
                                                                            $10,364.00
Sept. 30, 1996                                                              $10,430.00
                                                                            $10,500.00
Mar. 31, 1997                                                               $10,568.00
                                                                            $10,530.00
Sept. 30, 1997                                                              $10,661.00
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
                                                                            $10,773.30
Sept. 30, 1998                                                              $10,812.96
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                       ONE YEAR ENDED            AVERAGE
                                     SEPTEMBER 30, 1998         ANNUAL(4)
                                     -------------------   -------------------
Large Cap Value Portfolio(2)
    Class A shares(5)..............         (3.72)%               17.75%
    Class C shares.................          0.65                 18.82
    Class Y shares(3)..............          1.62                 17.11
S&P 500 Composite Index(1).........          9.04                 24.78
Consumer Price Index(1)............          1.43                  2.26

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 4, 1995 (commencement of investment operations) through September 30, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 1.08% and 19.41%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SMALL CAP VALUE PORTFOLIO

                                                                Class A shares    Class C shares    Russell 2000 Index
Apr. 3, 1995                                                         $9,525.00        $10,000.00            $10,000.00
                                                                    $10,342.56        $10,841.67            $10,901.15
Sept. 30, 1995                                                      $12,057.06        $12,625.00            $11,969.42
                                                                    $12,127.79        $12,673.20            $12,231.45
Mar. 31, 1996                                                       $12,797.08        $13,358.47            $12,852.36
                                                                    $14,240.48        $14,847.44            $13,511.36
Sept. 30, 1996                                                      $14,248.54        $14,822.06            $13,555.62
                                                                    $14,001.67        $14,552.87            $14,248.44
Mar. 31, 1997                                                       $14,294.60        $14,844.60            $13,511.85
                                                                    $16,600.07        $16,433.30            $15,696.89
Sept. 30, 1997                                                      $18,669.70        $19,337.30            $18,027.72
                                                                    $18,570.10        $19,212.30            $17,416.11
Mar. 31, 1998                                                       $20,993.50        $21,887.80            $19,212.59
                                                                    $20,300.71        $20,848.25            $18,334.06
Sept. 30, 1998                                                      $15,000.19        $15,461.90            $14,619.94
Past performance is not predictive of future performance.

                 SMALL CAP VALUE PORTFOLIO
                                                                  Consumer Price Index
Apr. 3, 1995                                                                $10,000.00
                                                                            $10,079.31
Sept. 30, 1995                                                              $10,125.58
                                                                            $10,185.06
Mar. 31, 1996                                                               $10,284.20
                                                                            $10,356.91
Sept. 30, 1996                                                              $10,436.22
                                                                            $10,522.14
Mar. 31, 1997                                                               $10,568.41
                                                                            $10,594.84
Sept. 30, 1997                                                              $10,660.94
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
                                                                            $10,773.30
Sept. 30, 1998                                                              $10,812.96
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                  ONE YEAR ENDED            AVERAGE
                                SEPTEMBER 30, 1998         ANNUAL(4)
                                -------------------   -------------------
Small Cap Value Portfolio(2)
    Class A shares(5).........        (23.47)%               12.29%
    Class C shares............        (20.04)                13.27
    Class Y shares(3).........        (19.23)                12.35
Russell 2000 Index(1).........        (13.36)                11.47
Consumer Price Index(1).......          1.43                  2.26

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 3, 1995 (commencement of investment operations) through September 30, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been (19.65)% and 13.87%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Drugs & Hospital Supplies.........................       11.26
  2. Telecommunications................................        9.52
  3. Banks.............................................        6.80
  4. Multimedia........................................        6.69
  5. Networking Products...............................        6.36
  6. Retailing - Grocery Stores........................        6.31
  7. Computer Software.................................        5.87
  8. Diversified Operations............................        5.23
  9. Chemicals - Diversified...........................        4.74
 10. Retailing - Drug Stores...........................        4.26

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Cisco Systems, Inc........................... Networking Products                              6.36
  2. Lilly, (Eli) & Co............................ Drugs & Hospital Supplies                        5.20
  3. Monsanto Co.................................. Chemicals - Diversified                          4.74
  4. Pfizer Inc................................... Drugs & Hospital Supplies                        4.69
  5. CVS Corp..................................... Retailing - Drug Stores                          4.26
  6. Safeway Inc.................................. Retailing - Grocery Stores                       4.10
  7. Sterling Software, Inc....................... Computer Software                                3.90
  8. Bank of New York Co., Inc. (The)............. Banks                                            3.63
  9. EMC Corp..................................... Computers - Memory Devices                       3.54
 10. General Electric Co.......................... Diversified Operations                           3.52

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Credit & Finance..................................        8.01
  2. Drugs & Hospital Supplies.........................        5.12
  3. Telecommunications................................        4.09
  4. Commercial Services...............................        3.74
  5. Oil & Natural Gas.................................        3.55
  6. Consumer Products - Miscellaneous.................        3.50
  7. Banks.............................................        3.44
  8. Diversified Operations............................        3.21
  9. Computers & Office Equipment......................        3.09
 10. Aerospace & Defense...............................        3.08

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Dun & Bradstreet Corp. (The)................. Commercial Services                              3.74
  2. Texaco Inc................................... Oil & Natural Gas                                3.55
  3. American Greetings Corp...................... Consumer Products - Miscellaneous                3.50
  4. Pitney Bowes, Inc............................ Computers & Office Equipment                     3.09
  5. Dial Corp. (The)............................. Household Products                               3.04
  6. American Express Co.......................... Credit & Finance                                 2.99
  7. WPP Group plc - ADR.......................... Advertising Agencies                             2.90
  8. Johnson & Johnson............................ Drugs & Hospital Supplies                        2.84
  9. H&R Block, Inc............................... Financial Services                               2.82
 10. Travelers Group, Inc......................... Credit & Finance                                 2.81

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................        7.37
  2. Oil & Natural Gas.................................        6.06
  3. Restaurants.......................................        5.75
  4. Aerospace & Defense...............................        5.56
  5. Credit & Finance..................................        5.54
  6. Life/Health Insurance.............................        4.77
  7. Drugs & Hospital Supplies.........................        4.31
  8. Commercial Services...............................        3.75
  9. Consumer Products - Miscellaneous.................        3.71
 10. Building & Construction Products..................        3.28

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Dun & Bradstreet Corp. (The)................. Commercial Services                              3.75
  2. Fannie Mae................................... Credit & Finance                                 3.74
  3. American Greetings Corp...................... Consumer Products - Miscellaneous                3.71
  4. Viad Corp.................................... Diversified Operations                           3.43
  5. McDonald's Corp.............................. Restaurants                                      3.30
  6. Bank of New York Co., Inc. (The)............. Banks                                            3.21
  7. Atlantic Richfield Co........................ Oil & Natural Gas                                3.17
  8. H&R Block, Inc............................... Financial Services                               3.02
  9. Philip Morris Cos. Inc....................... Tobacco                                          2.93
 10. Northrop Grumman Corp........................ Aerospace & Defense                              2.91

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Building & Housing................................        6.23
  2. Commercial Services...............................        5.97
  3. Human Resources...................................        5.49
  4. Diversified Operations............................        5.29
  5. Radio.............................................        5.12
  6. Communications....................................        4.64
  7. Commercial Printing...............................        4.33
  8. Financial Services................................        3.79
  9. Retailing - Restaurants...........................        3.61
 10. Non-Ferrous Metals................................        3.46

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                       PERCENT OF
RANK HOLDINGS                                                           INDUSTRY                       NET ASSETS
-------------------------------------------------  --------------------------------------------------  -------------
  1. Butler International, Inc.................... Human Resources                                            5.49
  2. Data Transmission Network Corp............... Communications                                             4.64
  3. Steiner Leisure Ltd.......................... Commercial Services                                        4.54
  4. Jacor Communications, Inc.................... Radio                                                      4.48
  5. Bowne & Co., Inc............................. Commercial Printing                                        4.33
  6. Giant Cement Holding, Inc.................... Building & Housing                                         4.21
  7. SPS Technologies, Inc........................ Diversified Operations                                     4.12
  8. Furniture Brands International, Inc.......... Home Furnishings                                           3.17
  9. 99 Cents Only Stores......................... Retailing - Variety Stores                                 2.94
 10. Varlen Corp.................................. Transport                                                  2.82

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Computer Services.................................        9.89
  2. Wholesale Distribution............................        6.59
  3. International Beverages...........................        6.19
  4. Computers & Office Equipment......................        5.87
  5. Pharmaceuticals...................................        5.81
  6. Internet/News Media...............................        5.46
  7. Insurance.........................................        5.04
  8. European Telecommunication Services...............        4.90
  9. Photographic Equipment & Supplies.................        4.83
 10. Aerospace/Defense - Equipment.....................        4.82

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Tech Data Corp............................... Wholesale Distribution                           6.59
  2. Coca-Cola Enterprises Inc.................... International Beverages                          6.19
  3. EMC Corp..................................... Computers & Office Equipment                     5.87
  4. Warner-Lambert Co............................ Pharmaceuticals                                  5.81
  5. America Online, Inc.......................... Internet/News Media                              5.46
  6. The BISYS Group, Inc......................... Computer Services                                5.31
  7. AEGON N.V.................................... Insurance                                        5.04
  8. Vodafone Group plc-ADR....................... European Telecommunication Services              4.90
  9. Eastman Kodak Co............................. Photographic Equipment & Supplies                4.83
 10. Orbital Sciences Corp........................ Aerospace/Defense - Equipment                    4.82

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                            TOP INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................        4.14
  2. Financial Services................................        3.55
  3. Drugs & Hospital Supplies.........................        2.91
  4. Oil & Natural Gas.................................        2.67
  5. Restaurants.......................................        2.65

LONG-TERM DEBT
---------------------------------------------------------------------
  1. U.S. Government Agency Obligations................       18.34
  2. Corporate Obligations.............................       16.21
  3. U.S. Government Obligations.......................       14.27

--------------------------------------------------------------------------------

                               TOP FIVE HOLDINGS*

EQUITY
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  ----------
  1. Baxter International, Inc.................... Drugs & Hospital Supplies                    1.54
  2. FPL Group, Inc............................... Electric - Integrated                        1.53
  3. Viad Corp.................................... Diversified Operations                       1.47
  4. Washington Mutual, Inc....................... Financial Services                           1.41
  5. McDonald's Corp.............................. Restaurants                                  1.39

LONG-TERM DEBT
-------------------------------------------------------------------------------------------------------
  1. U.S. Treasury Notes.......................... U.S. Government Obligations                 14.27
  2. Government National Mortgage Association..... U.S. Government Agency Obligations           8.69
  3. Federal National Mortgage Association........ U.S. Government Agency Obligations           5.50
  4. Federal Home Loan Mortgage Corporation....... U.S. Government Agency Obligations           4.15
  5. Dow Chemical Co.............................. Corporate Obligations                        1.94

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Medical - Drugs...................................       15.80
  2. Multi-line Insurance..............................        9.32
  3. Computer Services.................................        7.45
  4. Food, Miscellaneous/Diversified...................        6.45
  5. Cellular Telecommunications.......................        4.82
  6. Telecommunication Equipment.......................        4.72
  7. Food - Retail.....................................        3.33
  8. Commercial Banks - Europe.........................        2.81
  9. Cosmetics & Toiletries............................        2.43
 10. Telecommunication Services........................        2.42

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Glaxo Wellcome plc........................... Medical - Drugs                                  4.54
  2. Nokia Oyj.................................... Telecommunication Equipment                      3.83
  3. Cap Gemini S.A............................... Computer Services                                3.82
  4. Roche Holding AG............................. Medical - Drugs                                  3.20
  5. Nestle S.A................................... Food, Miscellaneous/Diversified                  3.06
  6. Allianz AG................................... Multi-line Insurance                             2.91
  7. Groupe Danone................................ Food, Miscellaneous/Diversified                  2.70
  8. AEGON N.V.................................... Multi-line Insurance                             2.52
  9. Promodes..................................... Food - Retail                                    2.50
 10. Vodafone Group plc........................... Cellular Telecommunications                      2.44

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
   SHARES+                                                          VALUE

------------------------------------------------------------------------------
               COMMON STOCKS -- 98.36%
               BANKS - 6.80%
     300,000   Bank of New York Co., Inc. (The) .............  $     8,212,500
     140,000   First Union Corp. ............................        7,166,250
                                                               ---------------
                                                                    15,378,750
                                                               ---------------

               CABLE TV - 2.67%
     140,000   Cablevision Systems Corp.* ...................        6,046,250
                                                               ---------------

               CHEMICALS - DIVERSIFIED - 4.74%
     190,000   Monsanto Co.++ ...............................       10,711,250
                                                               ---------------
               CHEMICALS - SPECIALTY - 1.61%
     250,000   Crompton & Knowles Corp. .....................        3,640,625
                                                               ---------------

               COMMERCIAL SERVICES - 0.65%
      97,700   Convergys Corp.* .............................        1,459,394
                                                               ---------------

               COMPUTER SOFTWARE - 5.87%
     120,000   Computer Associates International, Inc. ......        4,440,000
     320,000   Sterling Software, Inc.* .....................        8,820,000
                                                               ---------------
                                                                    13,260,000
                                                               ---------------

               COMPUTERS - MEMORY DEVICES - 3.54%
     140,000   EMC Corp.* ...................................        8,006,250
                                                               ---------------
               CONSULTING SERVICES - 0.69%
      75,000   Gartner Group, Inc. Class A** ................        1,565,625
                                                               ---------------

               CREDIT & FINANCE - 0.86%
      25,000   American Express Co. .........................        1,940,625
                                                               ---------------

               DATA PROCESSING/MANAGEMENT - 1.26%
     160,000   Reynolds & Reynolds Co. (The) ................        2,850,000
                                                               ---------------

               DIVERSIFIED OPERATIONS - 5.23%
     100,000   General Electric Co. .........................        7,956,250
      70,000   Tyco International Ltd. ......................        3,867,500
                                                               ---------------
                                                                    11,823,750
                                                               ---------------


------------------------------------------------------------------------------
   SHARES+                                                          VALUE

------------------------------------------------------------------------------

               DRUGS & HOSPITAL SUPPLIES - 11.26%
      30,000   Bristol-Myers Squibb Co. .....................  $     3,116,250
     150,000   Lilly, (Eli) & Co. ...........................       11,746,875
     100,000   Pfizer Inc. ..................................       10,593,750
                                                               ---------------
                                                                    25,456,875
                                                               ---------------

               ELECTRONIC COMPONENTS - 0.50%
      45,000   Applied Materials, Inc.* .....................        1,136,250
                                                               ---------------

               ELECTRONICS - 3.81%
      45,000   Intel Corp.+++ ...............................        3,858,750
      90,000   Texas Instruments, Inc.+++ ...................        4,747,500
                                                               ---------------
                                                                     8,606,250
                                                               ---------------

               HOTELS & MOTELS - 1.07%
     190,000   Host Marriott Corp.* .........................        2,410,625
                                                               ---------------

               INVESTMENT MANAGEMENT/ADVISOR SERVICE - 2.55%
     249,600   Eaton Vance Corp. ............................        5,756,400
                                                               ---------------

               MEDICAL - HOSPITALS - 0.90%
     125,000   Quorum Health Group, Inc.*+++ ................        2,031,250
                                                               ---------------

               MULTIMEDIA - 6.69%
     300,000   News Corp. Ltd. (The) ........................        7,687,500
      85,000   Time Warner, Inc. ............................        7,442,812
                                                               ---------------
                                                                    15,130,312
                                                               ---------------

               NETWORKING PRODUCTS - 6.36%
     232,500   Cisco Systems, Inc.* .........................       14,371,406
                                                               ---------------

               OIL & GAS DRILLING - 1.22%
     250,000   Global Marine Inc.* ..........................        2,765,625
                                                               ---------------

               PAPER & PAPER RELATED PRODUCTS - 1.31%
      90,000   Fort James Corp. .............................        2,953,125
                                                               ---------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
   SHARES+                                                          VALUE

------------------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)

               RETAILING - DEPARTMENT STORES - 3.20%
     100,000   Federated Department Stores, Inc.* ...........  $     3,637,500
     160,000   Saks, Inc.* ..................................        3,590,000
                                                               ---------------
                                                                     7,227,500
                                                               ---------------

               RETAILING - DRUG STORES - 4.26%
     220,000   CVS Corp. ....................................        9,638,750
                                                               ---------------
               RETAILING - GROCERY STORES - 6.31%
     100,000   Kroger Co.* ..................................        5,000,000
     200,000   Safeway Inc.* ................................        9,275,000
                                                               ---------------
                                                                    14,275,000
                                                               ---------------

               RETAILING - OFFICE SUPPLIES - 3.93%
     300,000   OfficeMax, Inc.* .............................        2,943,750
     202,500   Staples, Inc.* ...............................        5,948,438
                                                               ---------------
                                                                     8,892,188
                                                               ---------------

               RETAILING - RESTAURANTS - 1.55%
     200,000   Consolidated Products, Inc.* .................        3,512,500
                                                               ---------------

               TELECOMMUNICATIONS - 9.52%
      70,000   AirTouch Communications, Inc.* ...............        3,990,000
     128,300   DSP Communications, Inc.*++++ ................        1,058,475
     150,000   ECI Telecommunications Ltd. ..................        3,675,000
     160,000   MCI Worldcom, Inc.* ..........................        7,820,000
      81,000   Northern Telecom Ltd. ........................        2,592,000
     130,000   Telefonaktiebolaget LM Ericsson, ADR+++ ......        2,388,750
                                                               ---------------
                                                                    21,524,225
                                                               ---------------
               Total Common Stocks
                 (cost - $206,115,506) ......................      222,370,800
                                                               ---------------


------------------------------------------------------------------------------
   SHARES                                                           VALUE

------------------------------------------------------------------------------

               SHORT-TERM INVESTMENT -- 0.76%
               INVESTMENT COMPANY - 0.76%
   1,709,422   Trust for Short-Term U.S. Government
                 Securities**++++ (cost - $1,709,422) .......  $     1,709,422
                                                               ---------------
               Total Investments -- 99.12%
                 (cost - $207,824,928) ......................      224,080,222
               Other assets in excess of liabilities --
                 0.88% ......................................        1,998,090
                                                               ---------------
               Net Assets -- 100.00% ........................  $   226,078,312
                                                               ---------------
                                                               ---------------

---------
ADR American Depositary Receipts.
+    Unless otherwise indicated all common stocks are ranked five stars.
++   Currently ranked three stars.
+++  Currently ranked four stars.
++++ Not ranked by STARS.
*    Non-income producing security.
**   Money market fund.

S&P STARS RANKING:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 84.20%

                ADVERTISING AGENCIES - 2.90%
    28,000      WPP Group plc - ADR ..............................  $ 1,277,500
                                                                    -----------
                AEROSPACE & DEFENSE - 3.08%
     5,000      Northrop Grumman Corp. ...........................      365,000
    13,000      United Technologies Corp. ........................      993,687
                                                                    -----------
                                                                      1,358,687
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 1.69%
    20,000      Dana Corp. .......................................      746,265
                                                                    -----------

                AVIATION PARTS - 0.95%
    40,000      Aviall, Inc.* ....................................      417,500
                                                                    -----------
                BANKS - 3.44%
    28,000      City National Corp. ..............................      876,750
    17,000      Summit Bancorp. ..................................      637,500
                                                                    -----------
                                                                      1,514,250
                                                                    -----------
                BUILDING & CONSTRUCTION PRODUCTS - 2.06%
    17,000      Armstrong World Industries, Inc. .................      909,500
                                                                    -----------
                COMMERCIAL SERVICES - 3.74%
    61,000      Dun & Bradstreet Corp. (The) .....................    1,647,000
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 3.09%
    25,000      Pitney Bowes, Inc. ...............................    1,364,062
                                                                    -----------
                CONSUMER PRODUCTS - MISCELLANEOUS - 3.50%
    39,000      American Greetings Corp. .........................    1,542,937
                                                                    -----------
                CREDIT & FINANCE - 8.01%
    17,000      American Express Co. .............................    1,319,625
    30,000      SLM Holding Corp. ................................      973,125
    33,000      Travelers Group, Inc. ............................    1,237,500
                                                                    -----------
                                                                      3,530,250
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                DIVERSIFIED OPERATIONS - 3.21%
    25,000      Raychem Corp. ....................................  $   609,375
    30,000      Viad Corp. .......................................      804,375
                                                                    -----------
                                                                      1,413,750
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 5.12%
    16,000      Johnson & Johnson ................................    1,252,000
    20,000      Pharmacia & Upjohn, Inc. .........................    1,003,750
                                                                    -----------
                                                                      2,255,750
                                                                    -----------

                ELECTRONICS - 2.37%
    40,000      Pioneer-Standard Electronics, Inc. ...............      252,500
    15,000      Texas Instruments, Inc. ..........................      791,250
                                                                    -----------
                                                                      1,043,750
                                                                    -----------

                FINANCIAL SERVICES - 2.82%
    30,000      H&R Block, Inc. ..................................    1,241,250
                                                                    -----------

                HOME FURNISHINGS - 1.11%
    25,000      Furniture Brands International, Inc.* ............      487,500
                                                                    -----------

                HOUSEHOLD PRODUCTS - 3.04%
    65,000      Dial Corp. (The) .................................    1,340,625
                                                                    -----------

                LIFE/HEALTH INSURANCE - 2.08%
    30,000      Conseco Inc. .....................................      916,875
                                                                    -----------

                MACHINERY-ELECTRICAL - 2.20%
    23,000      Grainger (W.W.), Inc. ............................      968,875
                                                                    -----------

                MEDICAL INSTRUMENTS - 2.58%
    22,000      Beckman Coulter, Inc. ............................    1,135,750
                                                                    -----------

                MEDICAL SERVICES - 1.36%
    30,000      Columbia/HCA Healthcare Corp. ....................      601,875
                                                                    -----------

                MULTI-LINE INSURANCE - 2.79%
    16,000      American International Group, Inc. ...............    1,232,000
                                                                    -----------

                NON-FERROUS METALS - 1.50%
    26,000      Mueller Industries, Inc.* ........................      661,375
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------

              COMMON STOCKS (CONTINUED)

                OFFICE FURNISHINGS - 1.46%
    34,000      Winsloew Furniture, Inc.* ........................  $   646,000
                                                                    -----------

                OIL-FIELD SERVICES - 1.09%
    23,000      Baker Hughes Inc. ................................      481,563
                                                                    -----------

                OIL & NATURAL GAS - 3.55%
    25,000      Texaco Inc. ......................................    1,567,188
                                                                    -----------
                PAPER & PAPER RELATED PRODUCTS - 0.89%
    30,000      P.H. Glatfelter Co. ..............................      391,875
                                                                    -----------

                PROPERTY/CASUALTY INSURANCE - 1.47%
    20,000      St. Paul Cos., Inc. (The) ........................      650,000
                                                                    -----------

                PUBLISHING - BOOKS - 2.16%
    12,000      McGraw-Hill Companies, Inc. ......................      951,000
                                                                    -----------
                PUBLISHING - NEWSPAPERS - 1.62%
     1,400      Washington Post Co. ..............................      715,400
                                                                    -----------
                REAL ESTATE INVESTMENT TRUSTS - 1.93%
    40,000      Glenborough Realty Trust, Inc. ...................      850,000
                                                                    -----------
                SHIPBUILDING - 1.29%
    50,000      Halter Marine Group, Inc.* .......................      568,750
                                                                    -----------

                TELECOMMUNICATIONS - 4.09%
    30,000      Cincinnati Bell, Inc. ............................      780,000
    23,000      SBC Communications, Inc. .........................    1,022,063
                                                                    -----------
                                                                      1,802,063
                                                                    -----------

                TOYS - 2.01%
    30,000      Hasbro, Inc. .....................................      885,000
                                                                    -----------
                Total Common Stocks
                  (cost - $38,704,826) ...........................   37,116,165
                                                                    -----------


------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT
    (000'S)                                                            VALUE

------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 14.23%

                COMMERCIAL PAPER - 14.07%
     $2,000     Morton International, Inc.,
                  5.750%, 10/01/98 ...............................  $ 2,000,000
     2,100      UBS Finance (Delaware) Inc.,
                  5.750%, 10/01/98 ...............................    2,100,000
     2,100      Washington Post Co. (The),
                  5.700%, 10/01/98 ...............................    2,100,000
                                                                    -----------
                Total Commercial Paper (cost - $6,200,000) .......    6,200,000
                                                                    -----------

    SHARES
---------------

                INVESTMENT COMPANIES - 0.16%
        58      Federated Automated Government Money Trust**......           58
    71,747      Trust for Short-Term U.S. Government
                  Securities**....................................       71,747
                                                                    -----------
                Total Investment Companies (cost - $71,805).......       71,805
                                                                    -----------
                Total Short-Term Investments (cost -
                  $6,271,805).....................................    6,271,805
                                                                    -----------
                Total Investments -- 98.43% (cost -
                  $44,976,631)....................................   43,387,970
                Other assets in excess of liabilities -- 1.57%....      694,146
                                                                    -----------
                Net Assets -- 100.00%.............................  $44,082,116
                                                                    -----------
                                                                    -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS -- 93.22%

                ADVERTISING AGENCIES - 2.74%
    12,500      WPP Group plc - ADR ..............................  $   570,312
                                                                    -----------
                AEROSPACE & DEFENSE - 5.56%
     8,300      Northrop Grumman Corp. ...........................      605,900
     7,200      United Technologies Corp. ........................      550,350
                                                                    -----------
                                                                      1,156,250
                                                                    -----------
                AUTOMOBILES - 3.27%
     8,200      Ford Motor Co. ...................................      384,887
     5,400      General Motors Corp. .............................      295,312
                                                                    -----------
                                                                        680,199
                                                                    -----------

                AUTOMOTIVE PARTS & EQUIPMENT - 2.34%
    16,200      Genuine Parts Co. ................................      487,012
                                                                    -----------

                BANKS - 3.21%
    24,400      Bank of New York Co., Inc. (The) .................      667,950
                                                                    -----------

                BUILDING & CONSTRUCTION PRODUCTS - 3.28%
     7,100      Armstrong World Industries, Inc. .................      379,850
     7,000      USG Corp. ........................................      302,750
                                                                    -----------
                                                                        682,600
                                                                    -----------

                COMMERCIAL SERVICES - 3.75%
    28,900      Dun & Bradstreet Corp. (The) .....................      780,300
                                                                    -----------

                COMPUTERS - 2.77%
     4,500      International Business Machines Corp. ............      576,000
                                                                    -----------

                COMPUTERS & OFFICE EQUIPMENT - 1.83%
     4,500      Xerox Corp. ......................................      381,375
                                                                    -----------
                CONSUMER PRODUCTS - MISCELLANEOUS - 3.71%
    19,500      American Greetings Corp. .........................      771,469
                                                                    -----------

                CREDIT & FINANCE - 5.54%
    12,100      Fannie Mae .......................................      777,425
    10,000      Travelers Group, Inc. ............................      375,000
                                                                    -----------
                                                                      1,152,425
                                                                    -----------


------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------

                DIVERSIFIED OPERATIONS - 7.37%
     5,400      General Electric Co. .............................  $   429,637
    16,000      Raychem Corp. ....................................      390,000
    26,600      Viad Corp. .......................................      713,213
                                                                    -----------
                                                                      1,532,850
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 4.31%
     7,400      Baxter International Inc. ........................      440,300
     4,400      Bristol-Myers Squibb Co. .........................      457,050
                                                                    -----------
                                                                        897,350
                                                                    -----------

                ELECTRIC-INTEGRATED - 2.75%
     8,200      FPL Group, Inc. ..................................      571,438
                                                                    -----------

                FINANCIAL SERVICES - 3.02%
    15,200      H&R Block, Inc. ..................................      628,900
                                                                    -----------

                HOUSEHOLD PRODUCTS - 2.31%
    23,300      Dial Corp. (The) .................................      480,563
                                                                    -----------

                LIFE/HEALTH INSURANCE - 4.77%
     9,350      Aon Corp. ........................................      603,075
     9,400      Equitable Companies Inc. (The) ...................      388,925
                                                                    -----------
                                                                        992,000
                                                                    -----------

                MACHINERY-ELECTRICAL - 1.82%
     9,000      Grainger (W.W.), Inc. ............................      379,125
                                                                    -----------

                OIL-FIELD SERVICES - 1.11%
    11,000      Baker Hughes Inc. ................................      230,313
                                                                    -----------

                OIL & NATURAL GAS - 6.06%
     9,300      Atlantic Richfield Co. ...........................      659,719
     9,600      Texaco Inc. ......................................      601,800
                                                                    -----------
                                                                      1,261,519
                                                                    -----------

                PAPER & PAPER RELATED PRODUCTS - 2.63%
    13,500      Kimberly-Clark Corp. .............................      546,750
                                                                    -----------

                PROPERTY/CASUALTY INSURANCE - 1.68%
    10,776      St. Paul Cos., Inc. (The) ........................      350,220
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                RESTAURANTS - 5.75%
    11,500      McDonald's Corp. .................................  $   686,406
    23,000      Wendy's International, Inc. ......................      510,313
                                                                    -----------
                                                                      1,196,719
                                                                    -----------
                RETAILING - DEPARTMENT STORES - 2.25%
    10,400      J.C. Penney Co., Inc. ............................      467,350
                                                                    -----------

                SAVINGS & LOAN - 2.07%
    12,785      Washington Mutual, Inc. ..........................      431,494
                                                                    -----------

                TELEPHONE - LOCAL - 2.33%
    10,000      Bell Atlantic Corp. ..............................      484,375
                                                                    -----------

                TOBACCO - 2.93%
    13,250      Philip Morris Cos. Inc. ..........................      610,328
                                                                    -----------
                TOYS - 2.06%
    14,500      Hasbro, Inc. .....................................      427,750
                                                                    -----------
                Total Common Stocks
                  (cost - $16,774,207) ...........................   19,394,936
                                                                    -----------


------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT
    (000'S)                                                            VALUE

------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 6.73%

                COMMERCIAL PAPER - 6.49%
     $ 750      UBS Finance (Delaware) Inc.,
                  5.750%, 10/01/98 ...............................  $   750,000
       600      Washington Post Co. (The),
                  5.700%, 10/01/98 ...............................      600,000
                                                                    -----------
                Total Commercial Paper
                  (cost - $1,350,000) ............................    1,350,000
                                                                    -----------

    SHARES
---------------

                INVESTMENT COMPANIES - 0.24%
       616      Federated Automated Government Money Trust* ......          616
    50,537      Trust for Short-Term U.S. Government
                  Securities* ....................................       50,537
                                                                    -----------
                Total Investment Companies
                  (cost - $51,153) ...............................       51,153
                                                                    -----------
                Total Short-Term Investments
                  (cost - $1,401,153) ............................    1,401,153
                                                                    -----------
                Total Investments -- 99.95%
                  (cost - $18,175,360) ...........................   20,796,089
                Other assets in excess of liabilities - 0.05% ....       10,402
                                                                    -----------
                Net Assets - 100.00% .............................  $20,806,491
                                                                    -----------
                                                                    -----------

---------
ADR American Depositary Receipts.
*    Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 ------------------------------------------------------------------------------
    SHARES                                                               VALUE
 ------------------------------------------------------------------------------
                  EQUITY SECURITIES -- 83.87%
                  COMMON STOCKS - 80.90%
                  BROADCAST SERVICES/PROGRAMS - 0.68%
         43,000   VDI Media, Inc.* .................................  $   381,625
                                                                      -----------

                  BROADCASTING - 1.06%
        158,900   Four Media Co.* ..................................      595,875
                                                                      -----------
                  BUILDING & HOUSING - 6.23%
         54,100   Elcor Corp. ......................................    1,142,862
        113,500   Giant Cement Holding, Inc.* ......................    2,376,406
                                                                      -----------
                                                                        3,519,268
                                                                      -----------
                  CHEMICALS & FERTILIZERS - 2.02%
        243,900   U.S. Home & Garden Inc.* .........................    1,143,281
                                                                      -----------
                  COMMERCIAL PRINTING - 4.33%
        144,600   Bowne & Co., Inc. ................................    2,449,162
                                                                      -----------
                  COMMERCIAL SERVICES - 5.97%
         41,850   COMARCO, Inc. ....................................      805,612
        164,350   Steiner Leisure Ltd.* ............................    2,567,969
                                                                      -----------
                                                                        3,373,581
                                                                      -----------

                  COMMUNICATIONS - 4.64%
         87,500   Data Transmission Network Corp.* .................    2,625,000
                                                                      -----------

                  COMPUTER SERVICES - 1.27%
         24,500   Computer Task Group, Inc. ........................      718,156
                                                                      -----------

                  DIVERSIFIED OPERATIONS - 5.29%
        139,800   Alyn Corp.* ......................................      664,050
         50,000   SPS Technologies, Inc.* ..........................    2,328,125
                                                                      -----------
                                                                        2,992,175
                                                                      -----------
                  DRUGS & HOSPITAL SUPPLIES - 0.64%
        165,000   Global Pharmaceutical Corp.* .....................      330,000
        106,200   HumaScan Inc.* ...................................       33,187
                                                                      -----------
                                                                          363,187
                                                                      -----------

 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  ELECTRONICS - 0.96%
         26,100   Cubic Corp. ......................................  $   544,837
                                                                      -----------

                  FINANCIAL SERVICES - 3.79%
         76,100   Aames Financial Corp. ............................      461,356
         35,900   Bank United Corp., Class A .......................    1,285,669
         25,000   Medallion Financial Corp. ........................      393,750
                                                                      -----------
                                                                        2,140,775
                                                                      -----------

                  FOOD - MEAT PRODUCTS - 1.10%
        105,000   Hibernia Foods plc - ADR* ........................      623,437
                                                                      -----------

                  HOME FURNISHINGS - 3.17%
         92,000   Furniture Brands International, Inc.* ............    1,794,000
                                                                      -----------

                  HOTELS & MOTELS - 2.12%
        170,900   U. S. Franchise System, Inc.* ....................    1,196,300
                                                                      -----------

                  HUMAN RESOURCES - 5.49%
        155,500   Butler International, Inc.* ......................    3,100,281
                                                                      -----------

                  MACHINERY - CONSTRUCTION & MINING - 1.19%
         45,000   Terex Corp. ......................................      672,188
                                                                      -----------

                  MEDICAL SUPPLIES - 0.89%
         99,000   Novametrix Medical Systems Inc.* .................      501,188
                                                                      -----------

                  MISCELLANEOUS - 0.00%
          1,901   Meicom Computers & Communications, Ltd*+ .........          190
          7,605   Meicom Computers & Communications, Ltd (Partial
                    Paid Restricted).*+ ............................          380
                                                                      -----------
                                                                              570
                                                                      -----------

                  MISCELLANEOUS MANUFACTURING - 0.42%
         20,000   Novel Denim Holdings Ltd.* .......................      235,000
                                                                      -----------

                  NON-FERROUS METALS - 3.46%
         58,650   Chase Industries, Inc.* ..........................      832,097
         44,200   Mueller Industries, Inc.* ........................    1,124,338
                                                                      -----------
                                                                        1,956,435
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

            EQUITY SECURITIES (CONTINUED)

                  OIL & GAS - 0.90%
         20,000   Equitable Resources, Inc. ........................  $   508,750
                                                                      -----------
                  OIL & GAS EQUIPMENT - 0.39%
         37,200   Paradigm Geophysical, LTD* .......................      218,550
                                                                      -----------
                  PUBLISHING - PERIODICALS - 0.86%
         20,700   Big Flower Holdings, Inc.* .......................      483,863
                                                                      -----------

                  RADIO - 5.12%
         10,300   Cox Radio, Inc., Class A* ........................      361,788
         50,000   Jacor Communications, Inc.* ......................    2,531,250
                                                                      -----------
                                                                        2,893,038
                                                                      -----------
                  REAL ESTATE INVESTMENT TRUSTS - 2.09%
         32,300   Glenborough Realty Trust, Inc. ...................      686,375
         19,500   U.S. Restaurant Properties, Inc. .................      496,031
                                                                      -----------
                                                                        1,182,406
                                                                      -----------

                  RECREATIONAL CENTERS - 1.18%
         38,500   Bally Total Fitness Holding Corp.* ...............      668,938
                                                                      -----------
                  RENTAL/AUTO EQUIPMENT - 2.95%
         44,100   Dollar Thrifty Automotive Group, Inc.* ...........      512,663
         48,300   United Rentals, Inc.* ............................    1,156,181
                                                                      -----------
                                                                        1,668,844
                                                                      -----------

                  RESORTS - 0.59%
         33,100   Silverleaf Resorts, Inc.* ........................      331,000
                                                                      -----------

                  RETAILING - RESTAURANTS - 3.61%
         63,600   Apple South, Inc. ................................      707,550
         84,800   Foodmaker, Inc.* .................................    1,330,300
                                                                      -----------
                                                                        2,037,850
                                                                      -----------
 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  RETAILING - VARIETY STORES - 2.94%
         42,000   99 Cents Only Stores* ............................  $ 1,661,625
                                                                      -----------

                  STEEL - 1.80%
        196,000   Universal Stainless & Alloy Products, Inc.* ......    1,016,750
                                                                      -----------

                  TELECOMMUNICATIONS - 0.35%
         27,600   Glenayre Technologies, Inc.* .....................      200,100
                                                                      -----------

                  TRANSPORT - 3.40%
         33,500   Celadon Group, Inc.* .............................      328,719
         56,800   Varlen Corp. .....................................    1,590,400
                                                                      -----------
                                                                        1,919,119
                                                                      -----------
                  Total Common Stocks
                    (cost - $48,272,630) ...........................   45,717,154
                                                                      -----------

                  PREFERRED STOCKS - 2.97%

                  DRUGS & HOSPITAL SUPPLIES - 0.93%
          5,000   Global Pharmaceutical Corp. Convertible Series
                    A* .............................................      500,000
            260   Global Pharmaceutical Corp. Convertible Series
                    B* .............................................       26,000
                                                                      -----------
                                                                          526,000
                                                                      -----------

                  FOOD - MEAT PRODUCTS - 2.04%
          7,000   Hibernia Foods plc - ADR Convertible Series A*
                    (a) ............................................    1,154,514
                                                                      -----------
                  Total Preferred Stocks
                    (cost - $1,226,000) ............................    1,680,514
                                                                      -----------
                  Total Equity Securities
                    (cost - $49,498,630) ...........................   47,397,668
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 ------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT
    (000'S)                                                              VALUE

 ------------------------------------------------------------------------------

                  CORPORATE NOTES -- 0.41%
$           233   Meicom Computers & Communications, Ltd
                    (Restricted),+
                    6.000%, 07/07/03
                    (cost - $233,000) ..............................  $   233,000
                                                                      -----------

                  SHORT-TERM INVESTMENTS -- 11.84%

                  COMMERCIAL PAPER - 9.20%
          2,600   UBS Finance (Delaware) Inc.,
                    5.750%, 10/01/98 ...............................    2,600,000
          2,600   Washington Post Co. (The),
                    5.700%, 10/01/98 ...............................    2,600,000
                                                                      -----------
                  Total Commercial Paper
                    (cost - $5,200,000) ............................    5,200,000
                                                                      -----------


    SHARES
---------------

                  INVESTMENT COMPANY - 2.64%
      1,490,192   Trust for Short-Term U.S. Government Securities**
                    (cost - $1,490,192) ............................    1,490,192
                                                                      -----------
                  Total Short-Term Investments
                    (cost - $6,690,192) ............................    6,690,192
                                                                      -----------
                  Total Investments -- 96.12%
                    (cost - $56,421,822) ...........................   54,320,860
                  Other assets in excess of liabilities -- 3.88% ...    2,195,226
                                                                      -----------
                  Net Assets -- 100.00% ............................  $56,516,086
                                                                      -----------
                                                                      -----------

---------
ADR American Depositary Receipts.
+ As of September 30, 1998, the Portfolio committed to investing an additional $932,000 of capital in Meicom Computers & Communications, Ltd. Such investment will be made in equal payments of $233,000 on the third, ninth, fifteenth and twenty-first month from the closing date (July 28,
     1998).
*    Non-income producing security.
**   Money market fund.
(a) Includes 70,000 shares of Class E and Class F warrants, with no market value.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 ------------------------------------------------------------------------------
    SHARES                                                               VALUE
 ------------------------------------------------------------------------------
                  COMMON STOCKS -- 94.12%
                  AEROSPACE/DEFENSE - EQUIPMENT - 4.82%
    15,400        Orbital Sciences Corp.*+ .........................  $   432,163
                                                                      -----------
                  AUTO & AUTO PARTS - 2.04%
    19,300        Citation Corp.* ..................................      183,350
                                                                      -----------
                  BROADCASTING - 4.78%
     4,900        Time Warner Inc. .................................      429,056
                                                                      -----------
                  COMPUTER SCIENCES - 4.15%
    12,200        Affiliated Computer Services, Inc., Class A* .....      372,100
                                                                      -----------
                  COMPUTER SERVICES - 9.89%
    10,800        The BISYS Group, Inc. ............................      476,550
    14,000        Computer Task Group, Inc. ........................      410,375
                                                                      -----------
                                                                          886,925
                                                                      -----------
                  COMPUTERS & OFFICE EQUIPMENT - 5.87%
     9,200        EMC Corp.* .......................................      526,125
                                                                      -----------
                  EUROPEAN TELECOMMUNICATION SERVICES - 4.90%
     3,900        Vodafone Group plc - ADR .........................      439,725
                                                                      -----------
                  FOOD - MISCELLANEOUS/DIVERSIFIED - 0.12%
       600        Vlasic Foods International Inc.*+ ................       11,212
                                                                      -----------
                  GOVERNMENT - SPONSORED ENTERPRISES - 4.58%
     6,400        Fannie Mae .......................................      411,200
                                                                      -----------
                  HEALTH CARE INFORMATION SYSTEMS - 4.38%
    13,600        HBO & Co. ........................................      392,700
                                                                      -----------
                  INSURANCE - 5.04%
     5,800        AEGON N.V. .......................................      451,675
                                                                      -----------
                  INTERNATIONAL BEVERAGES - 6.19%
    22,000        Coca-Cola Enterprises Inc. .......................      555,500
                                                                      -----------
                  INTERNET/NEWS MEDIA - 5.46%
     4,400        America Online, Inc. .............................      489,500
                                                                      -----------
                  MID-CAP BANKS - 3.76%
     9,000        Summit Bancorp. ..................................      337,500
                                                                      -----------

 ------------------------------------------------------------------------------

    SHARES                                                               VALUE
---------------------------------------------------------------------------------
                  PHARMACEUTICALS - 5.81%
     6,900        Warner-Lambert Co. ...............................  $   520,950
                                                                      -----------
                  PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.83%
     5,600        Eastman Kodak Co. ................................      432,950
                                                                      -----------
                  RADIO - 3.39%
     9,100        Chancellor Media Corp.*+ .........................      303,712
                                                                      -----------
                  RETAIL - SPECIALTY DISCOUNT STORES - 3.96%
    10,000        Rite Aid Corp. ...................................      355,000
                                                                      -----------
                  SPECIALTY RETAILING/HARD & SOFT LINES - 3.56%
    15,000        Williams-Sonoma, Inc.* ...........................      319,688
                                                                      -----------
                  WHOLESALE DISTRIBUTION - 6.59%
    11,800        Tech Data Corp.* .................................      590,738
                                                                      -----------
                  Total Common Stocks
                    (cost - $8,460,566) ............................    8,441,769
                                                                      -----------

   PRINCIPAL
    AMOUNT
    (000'S)
---------------
                  SHORT-TERM INVESTMENTS -- 7.59%
                  COMMERCIAL PAPER - 3.34%
     $ 300        Washington Post Co. (The)+,
                    5.700%, 10/01/98
                    (cost - $300,000)...............................      300,000
                                                                      -----------

    SHARES
---------------
                  INVESTMENT COMPANY - 4.25%
   381,209        Trust for Short-Term U.S. Government Securities**+
                    (cost - $381,209) ..............................      381,209
                                                                      -----------
                  Total Short-Term Investments
                    (cost - $681,209) ..............................      681,209
                                                                      -----------
                  Total Investments -- 101.71%
                    (cost - $9,141,775) ............................    9,122,978
                  Liabilities in excess of other assets --
                    (1.71)% ........................................     (153,753)
                                                                      -----------
                  Net Assets -- 100.00% ............................  $ 8,969,225
                                                                      -----------
                                                                      -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.
+    Not a Focus List selection at September 30, 1998.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES -- 48.33%
                ADVERTISING AGENCIES - 1.21%
     4,100      WPP Group plc - ADR ..............................  $   187,062
                                                                    -----------

                AEROSPACE & DEFENSE - 1.29%
     2,600      United Technologies Corp. ........................      198,737
                                                                    -----------
                AUTOMOBILES - 1.62%
     2,900      Ford Motor Co. ...................................      136,119
     2,100      General Motors Corp. .............................      114,844
                                                                    -----------
                                                                        250,963
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 1.15%
     5,900      Genuine Parts Co. ................................      177,369
                                                                    -----------

                BANKS - 1.03%
     5,800      Bank of New York Co., Inc. (The) .................      158,775
                                                                    -----------

                BROADCAST SERVICES/PROGRAMS - 0.12%
     5,000      Four Media Co.* ..................................       18,750
                                                                    -----------
                BUILDING & CONSTRUCTION PRODUCTS - 1.38%
     4,000      Armstrong World Industries, Inc. .................      214,000
                                                                    -----------
                BUILDING & HOUSING - 0.14%
     1,000      Giant Cement Holding, Inc.* ......................       20,937
                                                                    -----------
                COMMERCIAL PRINTING - 0.35%
     3,200      Bowne & Co., Inc. ................................       54,200
                                                                    -----------

                COMMERCIAL SERVICES - 1.72%
     7,700      Dun & Bradstreet Corp. (The) .....................      207,900
     3,700      Steiner Leisure Ltd.* ............................       57,812
                                                                    -----------
                                                                        265,712
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 1.32%
     2,400      Xerox Corp. ......................................      203,400
                                                                    -----------
                CONSUMER PRODUCTS - MISCELLANEOUS - 1.28%
     5,000      American Greetings Corp. .........................      197,812
                                                                    -----------

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                COSMETICS & TOILETRIES - 1.23%
     4,700      Kimberly-Clark Corp. .............................  $   190,350
                                                                    -----------

                CREDIT & FINANCE - 2.43%
     3,100      Fannie Mae .......................................      199,175
     4,700      Travelers Group, Inc. ............................      176,250
                                                                    -----------
                                                                        375,425
                                                                    -----------

                DIVERSIFIED OPERATIONS - 4.14%
     2,300      General Electric Co. .............................      182,994
     6,500      Raychem Corp. ....................................      158,437
     1,500      SPS Technologies, Inc.* ..........................       69,844
     8,500      Viad Corp. .......................................      227,906
                                                                    -----------
                                                                        639,181
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 2.91%
     4,000      Baxter International Inc. ........................      238,000
     1,800      Bristol-Myers Squibb Co. .........................      186,975
    12,700      Global Pharmaceutical Corp.* .....................       25,400
                                                                    -----------
                                                                        450,375
                                                                    -----------

                ELECTRIC HOUSEWARES & FANS - 0.40%
    11,000      Windmere-Durable Holdings Inc.* ..................       61,875
                                                                    -----------

                ELECTRIC - INTEGRATED - 1.53%
     3,400      FPL Group, Inc. ..................................      236,937
                                                                    -----------

                FINANCIAL SERVICES - 3.55%
     4,300      Data Transmission Network Corp.* .................      129,000
     4,900      H&R Block, Inc. ..................................      202,737
     6,450      Washington Mutual, Inc. ..........................      217,687
                                                                    -----------
                                                                        549,424
                                                                    -----------

                HOTELS & MOTELS - 0.23%
     5,000      U. S. Franchise System, Inc.* ....................       35,000
                                                                    -----------

                HOUSEHOLD PRODUCTS - 1.33%
    10,000      Dial Corp. (The) .................................      206,250
                                                                    -----------

                HUMAN RESOURCES - 0.57%
     4,400      Butler International, Inc.* ......................       87,725
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

          EQUITY SECURITIES (CONTINUED)

                LIFE/HEALTH INSURANCE - 2.27%
     2,800      Aon Corp. ........................................  $   180,600
     4,100      Equitable Companies Inc. (The) ...................      169,637
                                                                    -----------
                                                                        350,237
                                                                    -----------
                MACHINERY - ELECTRICAL - 1.09%
     4,000      Grainger (W.W.), Inc. ............................      168,500
                                                                    -----------
                NON-FERROUS METALS - 0.56%
     3,400      Mueller Industries, Inc.* ........................       86,488
                                                                    -----------
                OIL FIELD MACHINERY & EQUIPMENT - 0.95%
     7,000      Baker Hughes Inc. ................................      146,562
                                                                    -----------
                OIL & NATURAL GAS - 2.67%
     3,000      Atlantic Richfield Co. ...........................      212,813
     3,200      Texaco Inc. ......................................      200,600
                                                                    -----------
                                                                        413,413
                                                                    -----------
                PROPERTY/CASUALTY INSURANCE - 1.33%
     6,304      St. Paul Cos., Inc. (The) ........................      204,880
                                                                    -----------

                RADIO - 0.65%
     2,000      Jacor Communications, Inc.* ......................      101,250
                                                                    -----------
------------------------------------------------------------------------------

    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                RENTAL/AUTO EQUIPMENT - 1.23%
     4,600      Hertz Corp. ......................................  $   190,325
                                                                    -----------

                RESTAURANTS - 2.65%
     3,600      McDonald's Corp. .................................      214,875
     8,800      Wendy's International, Inc. ......................      195,250
                                                                    -----------
                                                                        410,125
                                                                    -----------
                RETAILING - DEPARTMENT STORES - 1.10%
     3,800      J.C. Penney Co., Inc. ............................      170,763
                                                                    -----------

                RETAILING - VARIETY STORES - 0.64%
     2,500      99 Cents Only Stores* ............................       98,906
                                                                    -----------
                TELECOMMUNICATIONS - 1.13%
     3,000      AT&T Corp. .......................................      175,313
                                                                    -----------

                TOBACCO - 1.13%
     3,800      Philip Morris Cos. Inc. ..........................      175,038
                                                                    -----------
                Total Equity Securities
                  (cost - $8,044,921) ............................    7,472,059
                                                                    -----------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                             RATE               DATE
---------------                                                     -------------   ------------------
                LONG-TERM DEBT INVESTMENTS -- 48.82%

                CORPORATE OBLIGATIONS - 16.21%
                BANKS - 2.42%
     $ 100      Firstar Bank Milwaukee, Senior Notes .............         6.250%             12/01/02      104,625
       250      NationsBank Corp., Senior Notes ..................         7.000              05/15/03      269,688
                                                                                                        -----------
                                                                                                            374,313
                                                                                                        -----------

                FINANCIAL - 1.70%
       100      Associates Corp. N.A., Senior Notes ..............         6.625              06/15/05      107,875
        75      International Lease Finance Corp. ................         6.125              11/01/99       75,851
        75      Morgan Stanley, Dean Witter, Discover & Co. ......         6.750              03/04/03       79,594
                                                                                                        -----------
                                                                                                            263,320
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
-------------------------------------------------------------------------------------------------------------------

          LONG-TERM DEBT INVESTMENTS (CONTINUED)

                INDUSTRIAL - 10.56%
     $ 200      American Home Products ...........................         7.900%             02/15/05  $   229,000
        75      Anheuser Busch Cos. Inc. .........................         6.750              06/01/05       79,688
       250      Dow Chemical Co. .................................         8.625              04/01/06      299,688
       100      Gap, Inc. ........................................         6.900              09/15/07      111,000
       200      Heinz (H. J.) Co. ................................         6.000              03/15/08      214,250
       150      Hershey Foods Co. ................................         6.700              10/01/05      164,438
        75      Hoechst-Celanese Corp. ...........................         6.125              02/01/04       79,219
        75      Pepsico Inc. .....................................         5.750              01/02/03       77,344
       200      Sara Lee Corp. ...................................         6.150              06/19/08      214,000
       150      Union Camp Corp. .................................         6.500              11/15/07      163,688
                                                                                                        -----------
                                                                                                          1,632,315
                                                                                                        -----------

                TOBACCO - 0.49%
        75      Philip Morris Cos. ...............................         7.375              02/15/99       75,563
                                                                                                        -----------

                UTILITIES - 1.04%
        75      Central Power & Light Co., Series 93-G ...........         6.875              02/01/03       80,625
        75      Pacific Gas & Electric Co., Series FF ............         6.250              03/01/04       80,063
                                                                                                        -----------
                                                                                                            160,688
                                                                                                        -----------
                Total Corporate Obligations (cost -
                $2,396,954) ......................................                                        2,506,199
                                                                                                        -----------

                U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.34%
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.15%
       624      Federal Home Loan Mortgage Corporation ...........   5.500-7.000     03/26/04-05/01/26      642,121
                                                                                                        -----------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.50%
       832      Federal National Mortgage Association ............   6.000-8.000     12/01/08-06/01/28      849,447
                                                                                                        -----------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.69%
     1,298      Government National Mortgage Association .........   6.000-8.500     09/15/24-06/15/28    1,343,386
                                                                                                        -----------
                Total U.S. Government Agency Obligations (cost -
                $2,792,864) ......................................                                        2,834,954
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
-------------------------------------------------------------------------------------------------------------------

          LONG-TERM DEBT INVESTMENTS (CONTINUED)

                U.S. GOVERNMENT OBLIGATIONS - 14.27%
                U.S. TREASURY NOTES - 14.27%
     $2,000     U.S. Treasury Notes (cost - $2,047,532) ..........   5.625-6.500%    02/15/04-08/15/23  $ 2,205,924
                                                                                                        -----------
                Total Long-Term Debt Investments (cost -
                $7,237,350) ......................................                                        7,547,077
                                                                                                        -----------

    SHARES
---------------
                SHORT-TERM INVESTMENT -- 3.11%

                INVESTMENT COMPANY - 3.11%
   479,948      Trust for Short-Term U.S. Government Securities** (cost - $479,948) ..................      479,948
                                                                                                        -----------
                Total Investments -- 100.26% (cost - $15,762,219) ....................................   15,499,084
                Liabilities in excess of other assets -- (0.26)% .....................................      (39,939)
                                                                                                        -----------
                Net Assets -- 100.00% ................................................................  $15,459,145
                                                                                                        -----------
                                                                                                        -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------
  SHARES                                                            VALUE
------------------------------------------------------------------------------

             COMMON STOCKS -- 92.23%

             AUSTRALIA - 1.39%
             LIFE/HEALTH INSURANCE - 0.97%
     7,800   AMP Ltd.* .......................................  $       94,470
                                                                --------------
             MULTIMEDIA - 0.42%
     6,400   The News Corporation Ltd. .......................          41,239
                                                                --------------
             Total Australia (cost - $151,159) ...............         135,709
                                                                --------------

             FINLAND - 3.83%
             TELECOMMUNICATION EQUIPMENT - 3.83%
     4,700   Nokia Oyj, Class A (cost - $309,303) ............         373,146
                                                                --------------
             FRANCE - 17.70%
             AGRICULTURAL OPERATIONS - 0.77%
       400   Eridania Beghin-Say S.A. ........................          74,722
                                                                --------------
             AUTO/TRUCK PARTS & EQUIPMENT - 0.80%
     1,100   Valeo S.A. ......................................          78,504
                                                                --------------
             COMPUTER SERVICES - 3.82%
     2,433   Cap Gemini S.A. .................................         372,451
                                                                --------------
             COSMETICS & TOILETRIES - 0.95%
       200   L'OREAL .........................................          92,956
                                                                --------------
             DIVERSIFIED OPERATIONS - 0.41%
       200   Vivendi .........................................          39,823
                                                                --------------
             FOOD, MISCELLANEOUS/DIVERSIFIED - 2.70%
     1,000   Groupe Danone ...................................         262,810
                                                                --------------
             FOOD-RETAIL - 2.50%
       400   Promodes ........................................         243,648
                                                                --------------
             MEDICAL-DRUGS - 1.77%
     1,300   Rhone-Poulenc S.A., Class A .....................          54,507
       800   Sanofi S.A. .....................................         117,613
                                                                --------------
                                                                       172,120
                                                                --------------
             MULTI-LINE INSURANCE - 2.35%
     2,500   AXA .............................................         228,822
                                                                --------------
             SPECIAL PURPOSE BANKS - 0.78%
       600   Dexia France ....................................          75,685
                                                                --------------

------------------------------------------------------------------------------

  SHARES                                                            VALUE
------------------------------------------------------------------------------

          FRANCE (CONTINUED)

             TELEPHONE-INTEGRATED - 0.85%
     1,400   France Telecom S.A. .............................  $       82,804
                                                                --------------
             Total France (cost - $1,673,110) ................       1,724,345
                                                                --------------

             GERMANY - 8.87%
             CHEMICALS-DIVERSIFIED - 0.82%
     1,100   Henkel KGaA .....................................          79,965
                                                                --------------
             COMPUTER SOFTWARE - 2.03%
       400   SAP AG ..........................................         197,924
                                                                --------------
             MACHINERY - GENERAL INDUSTRY - 2.17%
     2,300   Mannesmann AG ...................................         211,236
                                                                --------------
             MULTI-LINE INSURANCE - 2.91%
       917   Allianz AG, Registered ..........................         283,656
                                                                --------------
             REINSURANCE - 0.94%
       200   Muenchener Rueckversicherungs-Gesellschaft AG ...          87,355
         8   Muenchener Rueckversicherungs-Gesellschaft AG,
               Rights* .......................................           3,485
         8   Muenchener Rueckversicherungs-Gesellschaft AG,
               Warrants* .....................................             318
                                                                --------------
                                                                        91,158
                                                                --------------
             Total Germany (cost - $761,557) .................         863,939
                                                                --------------

             IRELAND - 3.53%
             COMMERCIAL BANKS-EUROPE - 1.22%
     6,700   Bank of Ireland .................................         119,212
                                                                --------------
             DRUG DELIVERY SYSTEMS - 1.41%
     1,900   Elan Corp. plc, ADR* ............................         136,919
                                                                --------------
             LIFE/HEALTH INSURANCE - 0.90%
    12,000   Irish Life plc ..................................          88,199
                                                                --------------
             Total Ireland (cost - $324,844) .................         344,330
                                                                --------------

             ITALY - 4.97%
             CELLULAR TELECOMMUNICATIONS - 2.38%
    39,800   Telecom Italia Mobile S.p.A. ....................         231,702
                                                                --------------
             COMMERCIAL BANKS-EUROPE - 0.62%
    14,500   Credito Italiano S.p.A. .........................          60,371
                                                                --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------

  SHARES                                                            VALUE
------------------------------------------------------------------------------

          COMMON STOCKS (CONTINUED)
          ITALY (CONTINUED)

             FINANCE-INVESTMENT BANKING/BROKERAGE - 0.31%
     2,300   Istituto Mobiliare Italiano S.p.A. ..............  $       30,343
                                                                --------------
             MULTI-LINE INSURANCE - 1.37%
     4,100   Assicurazioni Generali S.p.A. ...................         133,239
                                                                --------------
             TELECOMMUNICATION SERVICES - 0.29%
     4,200   Telecom Italia S.p.A. ...........................          28,912
                                                                --------------
             Total Italy (cost - $473,465) ...................         484,567
                                                                --------------

             JAPAN - 6.59%
             AUDIO/VIDEO PRODUCTS - 1.79%
     2,500   Sony Corp. ......................................         174,295
                                                                --------------
             COSMETICS & TOILETRIES - 1.48%
     9,000   Kao Corp. .......................................         144,137
                                                                --------------
             MEDICAL-DRUGS - 1.93%
     7,000   Takeda Chemical Industries ......................         187,702
                                                                --------------
             PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.35%
     1,000   Fuji Photo Film Co. .............................          34,528
                                                                --------------
             RUBBER-TIRES - 1.04%
     5,000   Bridgestone Corp. ...............................         101,014
                                                                --------------
             Total Japan (cost - $731,787) ...................         641,676
                                                                --------------

             NETHERLANDS - 13.10%
             BREWERIES - 1.88%
     3,800   Heineken N.V. ...................................         183,441
                                                                --------------
             COMPUTER SERVICES - 1.49%
     3,200   Getronics N.V. ..................................         145,140
                                                                --------------
             CONSUMER PRODUCTS-MISCELLANEOUS - 1.16%
     1,800   Unilever N.V. ...................................         113,247
                                                                --------------
             MONEY CENTER BANKS - 1.71%
     3,700   ING Groep N.V. ..................................         166,640
                                                                --------------
             MULTI-LINE INSURANCE - 2.69%
     3,100   AEGON N.V. ......................................         245,523
       300   Fortis Amev N.V. ................................          16,838
                                                                --------------
                                                                       262,361
                                                                --------------
------------------------------------------------------------------------------

  SHARES                                                            VALUE
------------------------------------------------------------------------------

          NETHERLANDS (CONTINUED)

             PUBLISHING-PERIODICALS - 1.77%
       900   Wolters Kluwer N.V. .............................  $      172,688
                                                                --------------
             PUBLISHING-NEWSPAPERS - 1.53%
     3,600   VNU N.V. ........................................         148,577
                                                                --------------
             SOAPS & CLEANING AGENTS - 0.87%
     1,700   Benckiser N.V., Class B .........................          84,771
                                                                --------------
             Total Netherlands (cost - $1,227,008) ...........       1,276,865
                                                                --------------

             SPAIN - 3.10%
             COMMERCIAL BANKS-EUROPE - 0.97%
     1,500   Banco Popular Espanol, S.A. .....................          94,499
                                                                --------------
             ELECTRIC-INTEGRATED - 1.08%
     6,300   Iberdrola S.A. ..................................         104,878
                                                                --------------
             TELEPHONE-INTEGRATED - 1.05%
     2,809   Telefonica S.A. .................................         102,422
                                                                --------------
             Total Spain (cost - $336,226) ...................         301,799
                                                                --------------

             SWEDEN - 0.89%
             TELECOMMUNICATION EQUIPMENT - 0.89%
     4,700   Telefonaktiebolaget LM Ericsson, ADR (cost -
               $113,834) .....................................          86,363
                                                                --------------

             SWITZERLAND - 9.76%
             FOOD, MISCELLANEOUS/DIVERSIFIED - 3.06%
       150   Nestle S.A. .....................................         298,416
                                                                --------------
             HUMAN RESOURCES - 0.76%
       200   Adecco S.A. .....................................          74,116
                                                                --------------
             MEDICAL-DRUGS - 4.72%
        92   Novartis AG, Registered .........................         147,473
        29   Roche Holding AG ................................         312,141
                                                                --------------
                                                                       459,614
                                                                --------------
             REINSURANCE - 1.22%
        60   Schweizerische Rueckversicherungs-
               Gesellschaft ..................................         118,976
                                                                --------------
             Total Switzerland (cost - $938,831) .............         951,122
                                                                --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

------------------------------------------------------------------------------

  SHARES                                                            VALUE
------------------------------------------------------------------------------

          COMMON STOCKS (CONTINUED)

             UNITED KINGDOM - 18.50%
             CELLULAR TELECOMMUNICATIONS - 2.44%
    20,500   Vodafone Group plc Ord 5p .......................  $      237,943
                                                                --------------
             COMPUTER SERVICES - 2.14%
     5,700   Logica plc Ord 10p ..............................         208,747
                                                                --------------
             CONSUMER PRODUCTS-MISCELLANEOUS - 1.10%
    12,500   Unilever plc Ord 1.25p ..........................         106,957
                                                                --------------
             FOOD, MISCELLANEOUS/DIVERSIFIED - 0.69%
     5,200   Cadbury Schweppes plc Ord 25p ...................          67,337
                                                                --------------
             FOOD-RETAIL - 0.83%
     8,500   J. Sainsbury plc Ord 25p ........................          81,398
                                                                --------------
             GAS-DISTRIBUTION - 1.08%
    15,100   BG plc Ord 25p ..................................         104,954
                                                                --------------
             MEDICAL-DRUGS - 7.38%
    15,000   Glaxo Wellcome plc Ord 25p ......................         442,781
    15,500   SmithKline Beecham plc Ord 6.25p ................         170,425
     3,000   Zeneca Group plc Ord 25p ........................         106,043
                                                                --------------
                                                                       719,249
                                                                --------------
             RETAIL-DRUG STORES - 0.71%
     4,000   Boots Company plc Ord 25p .......................          68,860
                                                                --------------
             TELECOMMUNICATION SERVICES - 2.13%
     9,900   British Telecommunications plc Ord 25p ..........         133,416
     8,800   COLT Telecom Group plc Ord 0.025p* ..............          74,101
                                                                --------------
                                                                       207,517
                                                                --------------
             Total United Kingdom (cost - $1,653,791) ........       1,802,962
                                                                --------------
             Total Common Stocks
               (cost - $8,694,915) ...........................       8,986,823
                                                                --------------
------------------------------------------------------------------------------

  SHARES                                                            VALUE
------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS -- 11.19%

             INVESTMENT COMPANIES - 0.93%
        68   Federated Automated Government Money Trust ** ...  $           68
    90,330   Trust for Short-Term U.S. Government
               Securities** ..................................          90,330
                                                                --------------
             Total Investment Companies
               (cost - $90,398) ..............................          90,398
                                                                --------------

 PRINCIPAL
  AMOUNT
  (000'S)
-----------
             U.S. GOVERNMENT AGENCY OBLIGATION - 10.26%
 $   1,000   Federal Home Loan Bank Discount Notes,
               4.95%, 10/01/98
               (cost - $1,000,000) ...........................       1,000,000
                                                                --------------
             Total Short-Term Investments (cost -
               $1,090,398) ...................................       1,090,398
                                                                --------------
             Total Investments -- 103.42% (cost -
               $9,785,313) ...................................      10,077,221
             Liabilities in excess of other assets --
               (3.42)% .......................................       (333,658)
                                                                --------------
             Net Assets -- 100.00% ...........................  $    9,743,563
                                                                --------------
                                                                --------------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                                 LARGE CAP    SMALL CAP                            INTERNATIONAL
                                    S&P STARS    THE INSIDERS      VALUE        VALUE     FOCUS LIST   BALANCED       EQUITY
                                    PORTFOLIO    SELECT FUND     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
ASSETS
  Investments, at value (cost -
    $207,824,928, $44,976,631,
    $18,175,360, $56,421,822,
    $9,141,775, $15,762,219 and
    $9,785,313, respectively)....  $224,080,222  $43,387,970    $20,796,089  $54,320,860  $9,122,978  $15,499,084   $10,077,221
  Receivable for investments
    sold.........................     2,401,795    1,742,304         49,438    1,336,540          --           --           --
  Receivable for Portfolio shares
    sold.........................     1,174,752      345,202          2,076    1,891,275       1,719        4,725          500
  Dividends and interest
    receivable...................        60,196       53,595         31,619       20,690       3,744       98,744       47,328
  Receivable from investment
    adviser......................            --       19,688          4,028       33,618          --       15,711           --
  Deferred organization expenses
    and other assets.............        94,576       94,422         44,835       51,104      79,703       94,033       83,188
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
        Total assets.............   227,811,541   45,643,181     20,928,085   57,654,087   9,208,144   15,712,297   10,208,237
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
LIABILITIES
  Payable for investments
    purchased....................       821,200    1,268,958         27,895      668,853          --       41,937      238,288
  Payable for Portfolio shares
    repurchased..................       279,301       99,472          5,402      284,938      49,764        7,992       20,997
  Distribution and service fees
    payable (Class A, B and C
    shares)......................       353,762      107,223         28,886       91,963      31,729       20,607       35,182
  Advisory fee payable...........       135,059        1,164             --           --          --           --        7,147
  Administration fee payable.....        27,800        5,322          2,100        6,931       8,119       13,015        9,797
  Custodian fee payable..........         8,427        3,908          3,105        1,985       2,367        3,831        1,574
  Organization expenses
    payable......................            --           --             --           --      31,751       45,856       29,914
  Accrued expenses...............       107,680       75,018         54,206       83,331     115,189      119,914      121,775
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
        Total liabilities........     1,733,229    1,561,065        121,594    1,138,001     238,919      253,152      464,674
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
NET ASSETS
  Capital stock, $0.001 par value
    (unlimited shares of
    beneficial interest
    authorized)..................        12,132        2,983          1,136        3,350         745        1,261          755
  Paid-in capital................   197,357,078   43,056,327     16,348,723   56,097,447   9,415,054   15,657,624    9,757,816
  Undistributed net investment
    income/(loss)................    (1,065,687)      15,236         78,470     (206,760)    (28,014)      34,131       11,048
  Accumulated net realized
    gain/(loss) from investments,
    securities sold short,
    options and foreign currency
    related transactions, if
    any..........................    13,519,495    2,596,231      1,757,433    2,723,011    (399,763)      29,264     (320,020)
  Net unrealized
    appreciation/(depreciation)
    on investments, options and
    foreign currency related
    transactions, if any.........    16,255,294   (1,588,661)     2,620,729   (2,100,962)    (18,797)    (263,135)     293,964
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
        Net assets...............  $226,078,312  $44,082,116    $20,806,491  $56,516,086  $8,969,225  $15,459,145   $9,743,563
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
CLASS A
  Net assets.....................  $113,995,311  $23,847,665    $ 9,069,159  $18,253,377  $4,163,995  $ 4,735,576   $5,006,468
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     6,108,073    1,604,973        493,768    1,080,217     344,704      386,590      386,642
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net asset value per share......        $18.66       $14.86         $18.37       $16.90      $12.08       $12.25       $12.95
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Maximum offering price per
    share (net asset value plus
    sales charge of. 5.50%* of
    the offering price)                  $19.75       $15.72         $19.44       $17.88      $12.78       $12.96       $13.70
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
CLASS B
  Net assets.....................  $ 15,420,249  $ 7,028,607    $ 1,405,737  $ 2,087,403  $2,858,343  $ 1,321,642   $2,443,335
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................       833,208      479,037         77,361      124,643     237,675      108,145      189,336
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net asset value and offering
    price per share**............        $18.51       $14.67         $18.17       $16.75      $12.03       $12.22       $12.90
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
CLASS C
  Net assets.....................  $ 62,275,521  $12,231,762    $ 5,180,001  $12,989,055  $1,946,887  $   887,682   $2,293,760
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     3,365,495      834,156        285,068      776,108     161,770       72,659      177,779
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net asset value and offering
    price per share**............        $18.50       $14.66         $18.17       $16.74      $12.03       $12.22       $12.90
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
CLASS Y
  Net assets.....................  $ 34,387,231  $   974,082    $ 5,151,594  $23,186,251          --  $ 8,514,245           --
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Shares of beneficial interest
    outstanding..................     1,825,339       64,610        279,577    1,368,269          --      693,368           --
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net asset value, offering and
    redemption price per share...        $18.84       $15.08         $18.43       $16.95          --       $12.28           --
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------

------------
 *On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                                 LARGE CAP    SMALL CAP                            INTERNATIONAL
                                    S&P STARS    THE INSIDERS      VALUE        VALUE     FOCUS LIST   BALANCED       EQUITY
                                    PORTFOLIO    SELECT FUND     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
INVESTMENT INCOME
  Dividends......................  $    689,124* $   286,430*   $   190,738  $   180,071  $  36,576 * $   57,174    $   79,062*
  Interest.......................        89,022      141,812         36,330      122,836      9,190      219,949        30,895
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                        778,146      428,242        227,068      302,907     45,766      277,123       109,957
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
EXPENSES
  Advisory fees..................       868,182      238,957         82,066      266,779     28,434       46,577        50,589
  Distribution and service fees -
    Class A......................       293,677       61,009         22,837       59,822      9,705       10,204        12,502
  Distribution and service fees -
    Class B......................        54,747       27,359          5,207        8,736     14,465        5,960        12,960
  Distribution and service fees -
    Class C......................       333,574       67,838         27,297       85,147      9,870        4,504        12,625
  Accounting fees................       120,598       69,087         52,796       75,786     13,963       31,596        17,213
  Transfer agent fees and
    expenses.....................       124,561       64,570         47,580       67,558      5,737       19,691        23,620
  Administration fees............       173,637       33,466         16,413       53,347      6,562       10,749         7,588
  Legal and auditing fees........        45,615       22,048         18,254       18,633     33,293       20,374        21,254
  Federal and state registration
    fees.........................        30,280       21,050         17,971       30,947     44,058       42,297        39,695
  Reports and notices to
    shareholders.................        25,807       11,542          6,035       13,035         --        2,030         4,681
  Amortization of organization
    expenses.....................        20,415       18,110          7,869       10,832      4,052        5,894         6,118
  Custodian fees and expenses....        29,842       13,531          5,014       12,718      8,185       11,445        11,553
  Insurance expenses.............         3,905        3,506          3,440        3,640      3,175        3,175         3,175
  Trustees' fees and expenses....         4,755        4,011          1,281        3,510      2,057        2,127         2,067
  Other..........................         7,770        1,712          2,153        2,101      2,134        2,885           984
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
      Total expenses before
        waivers and related
        reimbursements...........     2,137,365      657,796        316,213      712,591    185,690      219,508       226,624
      Less: waivers and related
        reimbursements...........      (293,532)    (244,790)      (151,355)    (202,924)  (111,910 )   (148,667 )    (125,254)
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
      Total expenses after
        waivers and related
        reimbursements...........     1,843,833      413,006        164,858      509,667     73,780       70,841       101,370
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net investment income/(loss)...    (1,065,687)      15,236         62,210     (206,760)   (28,014 )    206,282         8,587
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments..................     6,199,564       85,603        259,069     (552,114)  (416,789 )     16,941       (29,257)
    Option transactions..........     1,430,342           --             --           --         --           --            --
    Securities sold short........            --      (12,202)            --           --         --           --            --
    Foreign currency related
      transactions...............            --           --             --           --         --           --      (173,653)
  Net change in unrealized
    appreciation on:
    Investments..................   (23,501,097)  (8,821,368)    (3,016,894) (21,660,357)  (518,452 )   (869,443 )    (619,305)
    Foreign currency related
      transactions...............            --                          --           --         --           --       (45,279)
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
  Net realized and unrealized
    loss on investments..........   (15,871,191)  (8,747,967)    (2,757,825) (22,212,471)  (935,241 )   (852,502 )    (867,494)
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......  $(16,936,878) $(8,732,731)   $(2,695,615) $(22,419,231) $(963,255 ) $ (646,220 )  $ (858,907)
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------
                                   ------------  ------------   -----------  -----------  ----------  -----------  -------------

---------
 *Net of foreign withholding taxes of $5,217, $525, $860 and $18,118 for S&P
  STARS Portfolio, The Insiders Select Fund, Focus List Portfolio and International Equity Portfolio, respectively.

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                            S&P STARS PORTFOLIO            THE INSIDERS SELECT FUND          LARGE CAP VALUE PORTFOLIO
                      -------------------------------   -------------------------------   -------------------------------
                         FOR THE                           FOR THE                           FOR THE
                        SIX MONTHS                        SIX MONTHS                        SIX MONTHS
                          ENDED           FOR THE           ENDED           FOR THE           ENDED           FOR THE
                      SEPTEMBER 30,        FISCAL       SEPTEMBER 30,        FISCAL       SEPTEMBER 30,        FISCAL
                           1998          YEAR ENDED          1998          YEAR ENDED          1998          YEAR ENDED
                       (UNAUDITED)     MARCH 31, 1998    (UNAUDITED)     MARCH 31, 1998    (UNAUDITED)     MARCH 31, 1998
                      --------------   --------------   --------------   --------------   --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...  $  (1,065,687)    $ (1,516,182)    $     15,236     $   (31,926)     $    62,210      $     81,316
  Net realized
    gain/(loss) on
    investments.....      7,629,906       20,429,272           73,401       6,125,491          259,069         2,468,368
  Net change in
    unrealized
    appreciation/
    (depreciation)
    on
    investments.....    (23,501,097)      37,801,568       (8,821,368)      4,989,395       (3,016,894)        4,011,497
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......    (16,936,878)      56,714,658       (8,732,731)     11,082,960       (2,695,615)        6,561,181
                      --------------   --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........             --               --               --              --               --            (6,738)
    Class B
      shares........             --               --               --              --               --                --
    Class C
      shares........             --               --               --              --               --                --
    Class Y
      shares........             --               --               --              --               --           (66,694)
                      --------------   --------------   --------------   --------------   --------------   --------------
                                 --               --               --              --               --           (73,432)
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net realized
    capital gains
    Class A
      shares........             --      (12,011,452)              --      (2,877,613)              --        (1,061,580)
    Class C
      shares........             --       (7,215,795)              --      (1,511,446)              --          (688,493)
    Class Y
      shares........             --       (3,784,124)              --        (272,772)              --        (1,872,935)
                      --------------   --------------   --------------   --------------   --------------   --------------
                                 --      (23,011,371)              --      (4,661,831)              --        (3,623,008)
                      --------------   --------------   --------------   --------------   --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........     70,910,550       85,871,383       21,438,443      13,066,709        5,789,454         8,081,705
  Cost of shares
    repurchased.....    (42,268,288)     (46,357,215)      (6,350,885)    (11,007,952)      (3,341,453)       (7,019,459)
  Shares issued in
    reinvestment of
    dividends.......             --       21,279,449               --       4,312,328               --         3,045,286
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net increase in
    net assets
    derived from
    shares of
    beneficial
    interest
    transactions....     28,642,262       60,793,617       15,087,558       6,371,085        2,448,001         4,107,532
                      --------------   --------------   --------------   --------------   --------------   --------------
  Total
 increase/(decrease)
    in net assets...     11,705,384       94,496,904        6,354,827      12,792,214         (247,614)        6,972,273
NET ASSETS
  Beginning of
    period..........    214,372,928      119,876,024       37,727,289      24,935,075       21,054,105        14,081,832
                      --------------   --------------   --------------   --------------   --------------   --------------
  End of period**...  $ 226,078,312     $214,372,928     $ 44,082,116     $37,727,289      $20,806,491      $ 21,054,105
                      --------------   --------------   --------------   --------------   --------------   --------------
                      --------------   --------------   --------------   --------------   --------------   --------------

----------
  *  Commencement of operations.
 ** Includes undistributed net investment income of $15,236, $78,470, $34,131, and $11,048 for The Insiders Select Fund, Large Cap Value Portfolio, Balanced Portfolio and International Equity Portfolio, respectively, for the six months ended September 30, 1998 and $16,260, $16,766 and $2,461 for Large Cap Value Portfolio, Balanced Portfolio and International Equity Portfolio, respectively, for the fiscal year ended March 31, 1998.

The accompanying notes are an integral part of the financial statements.

                         SMALL CAP VALUE PORTFOLIO           FOCUS LIST PORTFOLIO               BALANCED PORTFOLIO
                      -------------------------------   -------------------------------   -------------------------------
                         FOR THE                           FOR THE                           FOR THE
                        SIX MONTHS                        SIX MONTHS     FOR THE PERIOD     SIX MONTHS     FOR THE PERIOD
                          ENDED           FOR THE           ENDED         DECEMBER 29,        ENDED         DECEMBER 29,
                      SEPTEMBER 30,        FISCAL       SEPTEMBER 30,        1997*        SEPTEMBER 30,        1997*
                           1998          YEAR ENDED          1998           THROUGH            1998           THROUGH
                       (UNAUDITED)     MARCH 31, 1998    (UNAUDITED)     MARCH 31, 1998    (UNAUDITED)     MARCH 31, 1998
                      --------------   --------------   --------------   --------------   --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...   $   (206,760)    $    (36,627)    $    (28,014)    $     (5,316)    $    206,282     $     47,628
  Net realized
    gain/(loss) on
    investments.....       (552,114)       8,869,769         (416,789)          22,342           16,941           12,323
  Net change in
    unrealized
    appreciation/
    (depreciation)
    on
    investments.....    (21,660,357)      13,475,276         (518,452)         499,655         (869,443)         606,308
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......    (22,419,231)      21,981,418         (963,255)         516,681         (646,220)         666,259
                      --------------   --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........             --               --               --               --          (49,901)         (10,210)
    Class B
      shares........             --               --               --               --          (13,853)          (2,353)
    Class C
      shares........             --               --               --               --          (10,265)          (1,857)
    Class Y
      shares........             --               --               --               --         (114,898)         (16,442)
                      --------------   --------------   --------------   --------------   --------------   --------------
                                 --               --               --               --         (188,917)         (30,862)
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net realized
    capital gains
    Class A
      shares........             --       (1,714,612)              --               --               --               --
    Class C
      shares........             --       (1,249,650)              --               --               --               --
    Class Y
      shares........             --       (1,869,317)              --               --               --               --
                      --------------   --------------   --------------   --------------   --------------   --------------
                                 --       (4,833,579)              --               --               --               --
                      --------------   --------------   --------------   --------------   --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........     14,850,406       26,127,616        3,510,705        7,046,653        5,431,888       10,954,435
  Cost of shares
    repurchased.....    (11,150,220)     (13,322,599)        (865,765)        (275,794)        (674,600)        (166,905)
  Shares issued in
    reinvestment of
    dividends.......             --        4,344,751               --               --           97,282           16,785
                      --------------   --------------   --------------   --------------   --------------   --------------
  Net increase in
    net assets
    derived from
    shares of
    beneficial
    interest
    transactions....      3,700,186       17,149,768        2,644,940        6,770,859        4,854,570       10,804,315
                      --------------   --------------   --------------   --------------   --------------   --------------
  Total
 increase/(decrease)
    in net assets...    (18,719,045)      34,297,607        1,681,685        7,287,540        4,019,433       11,439,712
NET ASSETS
  Beginning of
    period..........     75,235,131       40,937,524        7,287,540               --       11,439,712               --
                      --------------   --------------   --------------   --------------   --------------   --------------
  End of period**...   $ 56,516,086     $ 75,235,131     $  8,969,225     $  7,287,540     $ 15,459,145     $ 11,439,712
                      --------------   --------------   --------------   --------------   --------------   --------------
                      --------------   --------------   --------------   --------------   --------------   --------------

                      INTERNATIONAL EQUITY PORTFOLIO
                      -------------------------------
                         FOR THE
                        SIX MONTHS     FOR THE PERIOD
                          ENDED         DECEMBER 29,
                      SEPTEMBER 30,        1997*
                           1998           THROUGH
                       (UNAUDITED)     MARCH 31, 1998
                      --------------   --------------
INCREASE/(DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
  Net investment
    income/(loss)...   $      8,587     $      2,461
  Net realized
    gain/(loss) on
    investments.....       (202,910)        (117,110)
  Net change in
    unrealized
    appreciation/
    (depreciation)
    on
    investments.....       (664,584)         958,548
                      --------------   --------------
  Net
 increase/(decrease)
    in net assets
    resulting from
    operations......       (858,907)         843,899
                      --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
    Class A
      shares........             --               --
    Class B
      shares........             --               --
    Class C
      shares........             --               --
    Class Y
      shares........             --               --
                      --------------   --------------
                                 --               --
                      --------------   --------------
  Net realized
    capital gains
    Class A
      shares........             --               --
    Class C
      shares........             --               --
    Class Y
      shares........             --               --
                      --------------   --------------
                                 --               --
                      --------------   --------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares..........      3,311,882        7,265,097
  Cost of shares
    repurchased.....       (783,968)         (34,440)
  Shares issued in
    reinvestment of
    dividends.......             --               --
                      --------------   --------------
  Net increase in
    net assets
    derived from
    shares of
    beneficial
    interest
    transactions....      2,527,914        7,230,657
                      --------------   --------------
  Total
 increase/(decrease)
    in net assets...      1,669,007        8,074,556
NET ASSETS
  Beginning of
    period..........      8,074,556               --
                      --------------   --------------
  End of period**...   $  9,743,563     $  8,074,556
                      --------------   --------------
                      --------------   --------------

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING    INCOME/      GAIN/(LOSS) ON    INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------
S&P STARS PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   $19.97       $(0.08)         $(1.23)         $   --        $   --       $18.66
  For the fiscal year
    ended March 31,
    1998................    16.13        (0.13)           6.69              --         (2.72)       19.97
  For the fiscal year
    ended March 31,
    1997................    14.92        (0.09)           2.63              --         (1.33)       16.13
  For the period April
    3, 1995* through
    March 31, 1996......    12.00           --            3.31              --         (0.39)       14.92
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    19.86        (0.09)          (1.26)             --            --        18.51
  For the period January
    5, 1998* through
    March 31, 1998......    17.37        (0.04)           2.53              --            --        19.86
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    19.85        (0.13)          (1.22)             --            --        18.50
  For the fiscal year
    ended March 31,
    1998................    16.06        (0.22)           6.65              --         (2.64)       19.85
  For the fiscal year
    ended March 31,
    1997................    14.86        (0.17)           2.62              --         (1.25)       16.06
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.06)           3.28              --         (0.36)       14.86
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....    20.11        (0.03)          (1.24)             --            --        18.84
  For the fiscal year
    ended March 31,
    1998................    16.23        (0.05)           6.74              --         (2.81)       20.11
  For the fiscal year
    ended March 31,
    1997................    14.97        (0.02)           2.66              --         (1.38)       16.23
  For the period August
    7, 1995* through
    March 31, 1996......    14.13         0.07            1.20           (0.03)        (0.40)       14.97

THE INSIDERS SELECT FUND
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....    17.88         0.02           (3.04)             --            --        14.86
  For the fiscal year
    ended March 31,
    1998................    14.58           --            6.30              --         (3.00)       17.88
  For the fiscal year
    ended March 31,
    1997................    14.00         0.02            2.48           (0.01)        (1.91)       14.58
  For the period June
    16, 1995* through
    March 31, 1996......    12.00         0.03            1.98           (0.01)           --        14.00
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    17.69        (0.02)          (3.00)             --            --        14.67
  For the period January
    6, 1998* through
    March 31, 1998......    15.72         0.01            1.96              --            --        17.69
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    17.68        (0.02)          (3.00)             --            --        14.66
  For the fiscal year
    ended March 31,
    1998................    14.48        (0.07)           6.21              --         (2.94)       17.68
  For the fiscal year
    ended March 31,
    1997................    13.96        (0.06)           2.47              --         (1.89)       14.48
  For the period June
    16, 1995* through
    March 31, 1996......    12.00        (0.01)           1.97              --            --        13.96
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....    18.09         0.08           (3.09)             --            --        15.08
  For the fiscal year
    ended March 31,
    1998................    14.66         0.07            6.36              --         (3.00)       18.09
  For the fiscal year
    ended March 31,
    1997................    14.02         0.08            2.49           (0.02)        (1.91)       14.66
  For the period June
    20, 1995* through
    March 31, 1996......    12.12         0.07            1.87           (0.04)           --        14.02

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....    20.83         0.04           (2.50)             --            --        18.37
  For the fiscal year
    ended March 31,
    1998................    17.17         0.05            7.15           (0.02)        (3.52)       20.83
  For the fiscal year
    ended March 31,
    1997................    15.13         0.04            2.28           (0.10)        (0.18)       17.17
  For the period April
    3, 1995* through
    March 31, 1996......    12.00         0.06            3.10           (0.02)        (0.01)       15.13
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    20.66         0.01           (2.50)             --            --        18.17
  For the period January
    28, 1998* through
    March 31, 1998......    18.17        (0.01)           2.50              --            --        (6.80
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    20.66         0.01           (2.50)             --            --        18.17
  For the fiscal year
    ended March 31,
    1998................    17.11        (0.03)           7.10              --         (3.52)       20.66
  For the fiscal year
    ended March 31,
    1997................    15.08        (0.02)           2.25           (0.02)        (0.18)       17.11
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.01)           3.10              --         (0.01)       15.08
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....    20.84         0.08           (2.49)             --            --        18.43
  For the fiscal year
    ended March 31,
    1998................    17.18         0.26            7.05           (0.13)        (3.52)       20.84
  For the fiscal year
    ended March 31,
    1997................    15.12         0.23            2.17           (0.16)        (0.18)       17.18
  For the period
    September 11, 1995*
    through March 31,
    1996................    13.98         0.07            1.16           (0.08)        (0.01)       15.12

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                                        EXPENSE RATIOS AND
                                              NET                       RATIO OF NET            NET
                                            ASSETS,        RATIO OF      INVESTMENT         INVESTMENT
                             TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO
                          INVESTMENT        PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER
                           RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE
                          -----------   ---------------   -----------   -------------   -------------------   ---------
S&P STARS PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.56)%         $113,995        1.50%(5)       (0.83)%(5)            0.25%(5)        57.05%
  For the fiscal year
    ended March 31,
    1998................   43.53            109,591        1.50(6)        (0.83)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   16.87             67,491        1.50(6)        (0.59)(6)             0.70           220.00(7)
  For the period April
    3, 1995* through
    March 31, 1996......   27.68             45,049        1.50(5)(6)     (0.01)(5)(6)          0.89(5)        295.97(7)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.80)            15,420        2.00(5)        (1.33)(5)             0.25(5)         57.05
  For the period January
    5, 1998* through
    March 31, 1998......   14.34(4)           5,800        2.00(5)        (1.47)(4)(5)          0.53(4)(5)     172.78(7)
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.80)            62,275        2.00(5)        (1.33)(5)             0.25(5)         57.05
  For the fiscal year
    ended March 31,
    1998................   42.80             63,330        2.00(6)        (1.32)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   16.33             37,622        2.00(6)        (1.09)(6)             0.70           220.00(7)
  For the period April
    3, 1995* through
    March 31, 1996......   26.91             28,081        2.00(5)(6)     (0.45)(5)(6)          0.92(5)        295.97(7)
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.32)            34,387        1.00(5)        (0.33)(6)             0.25(5)         57.05
  For the fiscal year
    ended March 31,
    1998................   44.22             35,652        1.00(6)        (0.32)(6)             0.38           172.78(7)
  For the fiscal year
    ended March 31,
    1997................   17.48             14,763        1.00(6)        (0.10)(6)             0.70           220.00(7)
  For the period August
    7, 1995* through
    March 31, 1996......    9.09(4)           8,779        1.00(5)(6)      0.82(4)(5)(6)         0.99(4)(5)    295.97(7)

THE INSIDERS SELECT FUND
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....  (16.89)            23,848        1.65(5)         0.27(5)              1.10(5)         40.37
  For the fiscal year
    ended March 31,
    1998................   46.02             21,912        1.65            0.03                 1.09           115.64
  For the fiscal year
    ended March 31,
    1997................   18.31             13,860        1.65            0.11                 1.82           128.42
  For the period June
    16, 1995* through
    March 31, 1996......   16.75             12,132        1.65(5)         0.38(5)              1.87(5)         93.45
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....  (17.07)             7,029        2.15(5)        (0.23)(5)             1.10(5)         40.37
  For the period January
    6, 1998* through
    March 31, 1998......   12.53(4)           2,253        2.15(5)        (0.95)(4)(5)          1.82(4)(5)     115.64
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....  (17.08)            12,232        2.15(5)        (0.23)(5)             1.10(5)         40.37
  For the fiscal year
    ended March 31,
    1998................   45.17             12,297        2.15           (0.46)                1.10           115.64
  For the fiscal year
    ended March 31,
    1997................   17.69              9,519        2.15           (0.38)                1.81           128.42
  For the period June
    16, 1995* through
    March 31, 1996......   16.33              9,928        2.15(5)        (0.12)(5)             1.92(5)         93.45
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....  (16.64)               974        1.15(5)         0.77(5)              1.10(5)         40.37
  For the fiscal year
    ended March 31,
    1998................   46.68              1,265        1.15            0.55                 1.07           115.64
  For the fiscal year
    ended March 31,
    1997................   18.81              1,557        1.15            0.60                 1.81           128.42
  For the period June
    20, 1995* through
    March 31, 1996......   15.98(4)           1,293        1.15(5)         0.97(4)(5)           2.04(4)(5)      93.45

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....  (11.81)             9,069        1.50(5)         0.57(5)              1.39(5)         14.49
  For the fiscal year
    ended March 31,
    1998................   44.59              8,358        1.50            0.32                 1.73            61.75
  For the fiscal year
    ended March 31,
    1997................   15.44              4,987        1.50            0.43                 1.58           136.67
  For the period April
    3, 1995* through
    March 31, 1996......   26.35              3,616        1.50(5)         0.46(5)              4.34(5)         45.28
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....  (12.05)             1,406        2.00(5)         0.07(5)              1.39(5)         14.49
  For the period January
    28, 1998* through
    March 31, 1998......   13.70(4)             446        2.00(5)        (0.73)(4)(5)          1.05(4)(5)      61.75
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....  (12.05)             5,180        2.00(5)         0.07(5)              1.39(5)         14.49
  For the fiscal year
    ended March 31,
    1998................   43.94              4,987        2.00           (0.19)                1.73            61.75
  For the fiscal year
    ended March 31,
    1997................   14.87              2,986        2.00           (0.08)                1.61           136.67
  For the period April
    3, 1995* through
    March 31, 1996......   25.71              3,520        2.00(5)        (0.06)(5)             4.39(5)         45.28
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....  (11.56)             5,152        1.00(5)         1.07(5)              1.39(5)         14.49
  For the fiscal year
    ended March 31,
    1998................   45.27              7,263        1.00            0.83                 1.76            61.75
  For the fiscal year
    ended March 31,
    1997................   16.04              6,109        1.00            1.00                 1.50           136.67
  For the period
    September 11, 1995*
    through March 31,
    1996................    8.75(4)           3,413        1.00(5)         0.76(4)(5)           4.41(4)(5)      45.28

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING    INCOME/      GAIN/(LOSS) ON    INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------
SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   $23.65       $(0.07)         $(6.68)         $   --        $   --       $16.90
  For the fiscal year
    ended March 31,
    1998................    17.48        (0.14)           8.06              --         (1.75)       23.65
  For the fiscal year
    ended March 31,
    1997................    15.87        (0.10)           1.95              --         (0.24)       17.48
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.07)           4.17              --         (0.23)       15.87
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    23.48        (0.08)          (6.65)             --            --        16.75
  For the period January
    21, 1998* through
    March 31, 1998......    19.95           --            3.53              --            --        23.48
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    23.48        (0.13)          (6.61)             --            --        16.74
  For the fiscal year
    ended March 31,
    1998................    17.38        (0.24)           8.00              --         (1.66)       23.48
  For the fiscal year
    ended March 31,
    1997................    15.79        (0.18)           1.93              --         (0.16)       17.38
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.10)           4.11              --         (0.22)       15.79
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....    23.65        (0.02)          (6.68)             --            --        16.95
  For the fiscal year
    ended March 31,
    1998................    17.47        (0.04)           8.06              --         (1.84)       23.65
  For the fiscal year
    ended March 31,
    1997................    15.85        (0.05)           1.97              --         (0.30)       17.47
  For the period June
    22, 1995* through
    March 31, 1996......    13.09           --            3.05              --         (0.29)       15.85

FOCUS LIST PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....    13.40        (0.02)          (1.30)             --            --        12.08
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.41              --            --        13.40
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    13.38        (0.05)          (1.30)             --            --        12.03
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.39              --            --        13.38
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    13.38        (0.05)          (1.30)             --            --        12.03
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)           1.39              --            --        13.38

BALANCED PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....    12.93         0.17           (0.69)          (0.16)           --        12.25
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.06            0.91           (0.04)           --        12.93
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    12.92         0.14           (0.69)          (0.15)           --        12.22
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05            0.90           (0.03)           --        12.92
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    12.92         0.14           (0.69)          (0.15)           --        12.22
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05            0.90           (0.03)           --        12.92
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....    12.95         0.18           (0.68)          (0.17)           --        12.28
  For the period January
    6, 1998* through
    March 31, 1998......    12.05         0.06            0.88           (0.04)           --        12.95

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....    13.77         0.02           (0.84)             --            --        12.95
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.01            1.76              --            --        13.77
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....    13.75           --           (0.85)             --            --        12.90
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --            1.75              --            --        13.75
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....    13.75           --           (0.85)             --            --        12.90
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --            1.75              --            --        13.75

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                                        EXPENSE RATIOS AND
                                              NET                       RATIO OF NET            NET
                                            ASSETS,        RATIO OF      INVESTMENT         INVESTMENT
                             TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO
                          INVESTMENT        PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER
                           RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE
                          -----------   ---------------   -----------   -------------   -------------------   ---------
SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....  (28.54)%          $18,253        1.50%(5)       (0.65)%(5)            0.57%(5)        38.72%
  For the fiscal year
    ended March 31,
    1998................   46.86             25,111        1.50           (0.71)                0.76            90.39
  For the fiscal year
    ended March 31,
    1997................   11.71             13,143        1.50           (0.81)                1.00            56.88
  For the period April
    3, 1995* through
    March 31, 1996......   34.36              6,474        1.50(5)        (0.66)(5)             2.32(5)         40.79
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....  (28.66)             2,087        2.00(5)        (1.15)(5)             0.57(5)         38.72
  For the period January
    21, 1998* through
    March 31, 1998......   17.69(4)             901        2.00(5)        (1.49)(4)(5)          1.31(4)(5)      90.39
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....  (28.71)            12,989        2.00(5)        (1.15)(5)             0.57(5)         38.72
  For the fiscal year
    ended March 31,
    1998................   46.10             18,082        2.00           (1.21)                0.76            90.39
  For the fiscal year
    ended March 31,
    1997................   11.12             11,071        2.00           (1.31)                0.99            56.88
  For the period April
    3, 1995* through
    March 31, 1996......   33.59              6,753        2.00(5)        (1.09)(5)             2.39(5)         40.79
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....  (28.33)            23,186        1.00(5)        (0.15)(5)             0.57(5)         38.72
  For the fiscal year
    ended March 31,
    1998................   47.54             31,141        1.00           (0.21)                0.77            90.39
  For the fiscal year
    ended March 31,
    1997................   12.19             16,724        1.00           (0.31)                1.00            56.88
  For the period June
    22, 1995* through
    March 31, 1996......   23.52(4)           8,989        1.00(5)           --                 2.45(4)(5)      40.79

FOCUS LIST PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   (9.85)             4,164        1.41(5)        (0.37)(5)             2.60(5)         47.59
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.67              3,201        1.40(5)        (0.30)(5)             5.01(5)         28.91
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....  (10.09)             2,858        1.91(5)        (0.86)(5)             2.60(5)         47.59
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.50              2,399        1.90(5)        (0.78)(5)             5.27(5)         28.91
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....  (10.09)             1,947        1.91(5)        (0.86)(5)             2.60(5)         47.59
  For the period
    December 29, 1997*
    through March 31,
    1998................   11.50              1,687        1.90(5)        (0.62)(5)             5.52(5)         28.91

BALANCED PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   (4.09)             4,736        1.20(5)         2.67(5)              2.08(5)         22.34
  For the period
    December 29, 1997*
    through March 31,
    1998................    8.04              3,852        1.20(5)         2.47(5)              3.25(5)         12.72
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....   (4.32)             1,322        1.70(5)         2.17(5)              2.08(5)         22.34
  For the period
    December 29, 1997*
    through March 31,
    1998................    7.92              1,044        1.70(5)         1.96(5)              3.30(5)         12.72
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....   (4.32)               888        1.70(5)         2.17(5)              2.08(5)         22.34
  For the period
    December 29, 1997*
    through March 31,
    1998................    7.92                858        1.70(5)         1.95(5)              3.33(5)         12.72
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited)....   (3.89)             8,514        0.70(5)         3.17(5)              2.08(5)         22.34
  For the period January
    6, 1998* through
    March 31, 1998......    7.80              5,685        0.70(5)         2.98(5)              3.12(5)         12.72

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited)....   (5.95)             5,006        1.75(5)         0.43(5)              2.48(5)         53.38
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.75              3,765        1.75(5)         0.53(5)              4.06(5)          3.26
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.18)             2,443        2.25(5)        (0.07)(5)             2.48(5)         53.38
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.58              2,137        2.25(5)        (0.06)(5)             4.04(5)          3.26
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited)....   (6.18)             2,294        2.25(5)        (0.07)(5)             2.48(5)         53.38
  For the period
    December 29, 1997*
    through March 31,
    1998................   14.58              2,173        2.25(5)        (0.06)(5)             4.04(5)          3.26

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has ten separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and three non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select") and Focus List Portfolio ("Focus List") (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of the Focus List and International Equity have yet to commence their initial public offerings.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations, each Portfolio as indicated below did not have any transactions other than those relating to organizational matters and the issuance of shares of beneficial interest of the Portfolios to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

                                               SHARES OF BENEFICIAL INTEREST
                                ------------------------------------------------------------
                                   COMMENCEMENT OF
PORTFOLIO                            OPERATIONS        CLASS A   CLASS B   CLASS C   CLASS Y
------------------------------  ---------------------  -------   -------   -------   -------
S&P STARS.....................      April 3, 1995       5,209        --     5,209        --
Insiders Select...............      June 16, 1995           1        --         1        --
Large Cap.....................      April 3, 1995       1,042        --     1,042        --
Small Cap.....................      April 3, 1995       1,042        --     1,042        --
Focus List....................    December 29, 1997         1         1         1         1
Balanced......................    December 29, 1997         1         1         1         1
International Equity..........    December 29, 1997         1         1         1         1

Costs of $203,596, $181,965, $99,875, $107,203, $40,403, $58,783 and $61,015
which were incurred by S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN -- When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contractual or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Portfolios had no other transactions except for those listed below.

Option activity for the six months ended September 30, 1998 was as follows:

                                                  S&P STARS
                                ----------------------------------------------
                                     CALL OPTIONS             PUT OPTIONS
                                -----------------------  ---------------------
                                CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS
                                ---------   -----------  ---------   ---------
Outstanding at beginning of
 period.......................        --             --       --            --
Options written...............     5,600    $ 2,371,262       --            --
Options purchased.............        --             --    3,500     $1,217,695
Options closed or expired.....    (5,600)    (2,371,262)  (3,500)    (1,217,695)
                                ---------   -----------  ---------   ---------
Outstanding at end of
 period.......................        --             --       --            --
                                ---------   -----------  ---------   ---------
                                ---------   -----------  ---------   ---------

SHORT SELLING -- S&P STARS, Insiders Select, Large Cap and Small Cap may engage in short selling of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. When a Portfolio makes a short sale, an amount equal to the proceeds received by a Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by a Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Focus List, Balanced and International Equity may only engage in short sales "against the box", a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. None of the Portfolios had open short sales at September 30, 1998.

SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. At September 30, 1998, none of the Portfolios had securities on loan. During the six months ended September 30, 1998, income from securities lending was $33,569 for S&P STARS. Such income from securities lending is included under the caption INTEREST in the Statement of Operations.

FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies, if any, are recorded in a Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in the Statement of Operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Portfolio reports certain foreign currency related transactions, if any, as components of realized gains/(losses) for financial reporting purposes, whereas such components are treated as ordinary income/(loss) for U.S. federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- A Portfolio may enter into forward currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. None of the Portfolios had open forward currency contracts at September 30, 1998.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays as quarterly dividends to shareholders', substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 1998, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider Select's average daily net assets. The performance adjustment fee increased the total advisory fee by $15,854 or .07% of the value of Insider's average daily net assets due to greater performance in comparison to the S&P 500 Composite Index for the four months ended January 31, 1998 and to the S&P MidCap 400 Index for the eight months ended September 30, 1998.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets in excess of $65 million at the relevant month end. During the six months ended September 30, 1998, Marvin & Palmer did not earn a fee since the Portfolio's net assets were below $25 million.

For the six months ended September 30, 1998, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each Portfolio. During the six months ended September 30, 1998, PFPC has voluntarily waived a portion of its fee in all Portfolios except S&P STARS.

For the six months ended September 30, 1998, BSAM voluntarily undertook to limit each Portfolio's total operating expenses to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
------------------------------  --------------   --------------   --------------   --------------
S&P STARS.....................      1.50%            2.00%            2.00%            1.00%
Insiders Select...............      1.65             2.15             2.15             1.15
Large Cap.....................      1.50             2.00             2.00             1.00
Small Cap.....................      1.50             2.00             2.00             1.00
Focus List....................      1.40             1.90             1.90             0.90
Balanced......................      1.20             1.70             1.70             0.70
International Equity..........      1.75             2.25             2.25             1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1998, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:

PORTFOLIO                       ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
------------------------------  --------------------   ----------------------
S&P STARS.....................        $293,532                $     --
Insiders Select...............         220,242                  24,548
Large Cap.....................          82,066                  69,289
Small Cap.....................         202,924                      --
Focus List....................          28,434                  83,476
Balanced......................          46,577                 102,090
International Equity..........          50,589                  74,665

For the six months ended September 30, 1998, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $291,555, $8,006, $1,134, $2,400, $14,244, and $3,090 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN

The Fund, on behalf of the S&P STARS, Insiders Select, Large Cap and Small Cap has entered into a Distribution and Servicing Plan (the " Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, S&P STARS, Insiders Select, Large Cap and Small Cap paid Bear Stearns at an annual rate of 0.25% for Class A shares and 0.75% for Class C shares. S&P STARS, Insiders Select, Large Cap and Small Cap paid Bear Stearns at an annual rate of 0.75% for Class B shares. With respect to the Portfolio's Class A shares, up to 0.25% will compensate institutions for personal service and maintenance of accounts holding such shares. The Fund, on behalf of Class B shares of the Portfolios has adopted a Shareholder Servicing Plan whereby the Portfolios are paid fees of up to 0.25%.

The Fund, on behalf of Class A, B and C shares of Focus List, Balanced and International Equity, has entered into a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, Focus List, Balanced and International Equity has paid Bear Stearns a fee at an annual rate of 0.25% for Class A shares and 0.75% for Class B and C shares, respectively. The Fund, on behalf of Class A, B and C shares of Focus List, Balanced and International Equity, has adopted a Shareholder Servicing Plan (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, Focus List, Balanced and International Equity paid fees up to 0.25% of its Class A, B and C shares. Such fees are based on the average daily net assets in each Class of the respective Portfolios and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Bear Stearns uses distribution fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

For the six months ended September 30, 1998, the distribution and shareholder servicing fees paid to Bear Stearns under the Plan were as follows:

PORTFOLIO                       DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
------------------------------  -----------------   --------------------------
S&P STARS.....................      $438,079                 $243,919
Insiders Select...............       101,904                   54,302
Large Cap.....................        35,796                   19,545
Small Cap.....................       100,323                   53,382
Focus List....................        23,103                   10,937
Balanced......................        12,950                    7,718
International Equity..........        25,440                   12,647

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until December 23, 1997. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 1998, Bear Stearns received the approximate amounts noted below from each Portfolio in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class B and C shareholders, respectively. The amounts were as follows:

                                FRONT-END SALES CHARGES            CDSC                  CDSC
PORTFOLIO                           CLASS A SHARES            CLASS B SHARES        CLASS C SHARES
------------------------------  -----------------------   -----------------------   --------------
S&P STARS.....................        $  706,643                $   13,119             $14,201
Insiders Select...............           329,194                    21,053               5,018
Large Cap.....................            51,740                       931                 906
Small Cap.....................           102,092                     5,252               3,103
Focus List....................            52,148                     9,211                 113
Balanced......................            25,932                        54                  --
International Equity..........            61,780                     4,122                 371

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at September 30, 1998 for each Portfolio were as follows:

                                                                            NET
                                             GROSS          GROSS       APPRECIATION/
PORTFOLIO                      COST       APPRECIATION  DEPRECIATION    (DEPRECIATION)
-------------------------  -------------  -----------  ---------------  ------------
S&P STARS................  $ 209,523,036  $35,155,363  $   (20,598,177) $14,557,186
Insiders Select..........     44,980,639    2,700,189       (4,292,858)  (1,592,669 )
Large Cap................     18,175,968    3,541,732         (921,611)   2,620,121
Small Cap................     56,421,822    5,926,643       (8,027,605)  (2,100,962 )
Focus List...............      9,141,775      911,768         (930,565)     (18,797 )
Balanced.................     15,762,219      591,495         (854,630)    (263,135 )
International Equity.....      9,789,048      763,114         (474,941)     288,173

For the six months ended September 30, 1998, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES       SALES
------------------------------  ------------  ------------
S&P STARS.....................  $152,924,246  $126,865,868
Insiders Select...............    28,121,596    15,377,501
Large Cap.....................     5,494,003     2,989,239
Small Cap.....................    25,220,337    26,945,604
Focus List....................     6,234,317     3,875,395
Balanced......................     7,680,619     3,096,421
International Equity..........     7,467,432     4,818,828

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 1998, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                    SHARES OF BENEFICIAL
                                          INTEREST
                                ----------------------------
PORTFOLIO                       CLASS A   CLASS B   CLASS C
------------------------------  --------  --------  --------
S&P STARS.....................     5,209        --     5,209
Insiders Select...............         1        --        --
Large Cap.....................     1,242        --     1,242
Small Cap.....................     1,131        --     1,127
Focus List....................    41,668    41,668    41,668
Balanced......................    55,557    55,557    56,331
International Equity..........   138,890   138,890   138,890

Transactions in each Portfolio's shares of beneficial interest were as follows:

                                                         S&P STARS                               INSIDERS SELECT
                                          ----------------------------------------   ---------------------------------------
                                             SALES     REPURCHASES   REINVESTMENTS     SALES     REPURCHASES   REINVESTMENTS
                                          -----------  ------------  -------------   ----------  -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................    2,152,078    1,533,032             --       628,076     248,891             --
Value...................................  $43,546,382  $30,621,486             --    $10,925,492 $4,272,471             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................    2,206,598    1,533,370        632,794       420,704     312,605        167,184
Value...................................  $42,537,872  $29,585,256    $10,791,624    $7,036,800  $5,267,810     $2,629,805
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      561,884       20,770             --       387,245      35,608             --
Value...................................  $11,375,186  $   417,072             --    $6,633,919  $  592,429             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................      292,094           --             --       127,400          --             --
Value...................................  $ 5,301,891           --             --    $2,149,181          --             --
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      511,545      336,538             --       221,617      82,859             --
Value...................................  $10,396,487  $ 6,726,585             --    $3,847,548  $1,361,585             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................    1,125,588      680,009        402,739       201,834     254,946         91,147
Value...................................  $22,151,823  $12,920,388    $ 6,834,482    $3,338,014  $4,287,656     $1,420,978
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      272,460      220,373             --         1,730       7,059             --
Value...................................  $ 5,592,495  $ 4,503,145             --    $   31,484  $  124,400             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................      849,614      199,060        213,147        32,037      84,697         16,449
Value...................................  $15,879,797  $ 3,851,571    $ 3,653,343    $  542,714  $1,452,486     $  261,545

                                                          LARGE CAP                                 SMALL CAP
                                           ---------------------------------------   ----------------------------------------
                                              SALES     REPURCHASES  REINVESTMENTS      SALES     REPURCHASES   REINVESTMENTS
                                           -----------  -----------  -------------   -----------  -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares...................................      147,354      54,845             --        359,182     340,835             --
Value....................................  $ 3,030,141  $1,150,185             --    $ 7,275,732  $6,500,749             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................      115,448      50,777         46,162        492,900     253,678         70,857
Value....................................  $ 2,229,250  $  998,486    $   853,530    $ 9,966,068  $5,138,087     $1,453,284
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares...................................       56,715         960             --         93,660       7,404             --
Value....................................  $ 1,149,708  $   18,628             --    $ 1,956,855  $  120,966             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................       21,870         264             --         38,387          --             --
Value....................................  $   441,820  $    5,391             --    $   830,356          --             --
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares...................................       57,144      13,508             --         92,490      86,607             --
Value....................................  $ 1,169,415  $  279,815             --    $ 2,070,862  $1,765,364             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................       64,169      33,086         35,761        270,017     191,822         54,988
Value....................................  $ 1,249,264  $  611,649    $   656,208    $ 5,553,946  $3,883,351     $1,121,735
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares...................................       21,893      90,757             --        194,705     142,957             --
Value....................................  $   440,190  $1,892,825             --    $ 3,546,957  $2,763,141             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................      202,742     292,994         83,137        469,788     196,994         86,372
Value....................................  $ 4,161,371  $5,403,933    $ 1,535,548    $ 9,777,246  $4,301,161     $1,769,732

                                                        FOCUS LIST*                                BALANCED*
                                          ---------------------------------------   ----------------------------------------
                                            SALES     REPURCHASES   REINVESTMENTS     SALES     REPURCHASES   REINVESTMENTS
                                          ----------  -----------   -------------   ----------  -----------   --------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................     145,639     39,843              --        129,745     42,888          1,910
Value...................................  $1,900,907   $518,318              --     $1,643,946   $558,071        $24,024
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     261,602     22,694              --        297,413        167            577
Value...................................  $3,226,172   $257,794              --     $3,630,397   $  1,965        $ 1,404
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      83,673     25,254              --         26,982         82            452
Value...................................  $1,112,500   $324,975              --     $  342,188   $  1,072        $ 5,669
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     179,256         --              --         80,740         --             53
Value...................................  $2,256,277         --              --     $  977,533         --        $   682
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      37,469      1,776              --          5,430         --            803
Value...................................  $  497,298   $ 22,472              --     $   70,333         --        $10,079
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     126,077         --              --         66,284         --            142
Value...................................  $1,564,204         --              --     $  800,467         --        $ 1,819
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................          --         --              --        258,591      8,863          4,562
Value...................................          --         --              --     $3,375,421   $115,457        $57,510
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................          --         --              --        451,987     13,445            536
Value...................................          --         --              --     $5,546,038   $164,940        $ 6,880

                                                   INTERNATIONAL EQUITY*
                                          ---------------------------------------
                                            SALES     REPURCHASES   REINVESTMENTS
                                          ----------  -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................     155,779      42,667            --
Value...................................  $2,329,811  $  608,969            --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     273,821         291            --
Value...................................  $3,433,979  $    3,918            --
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      40,124       6,166            --
Value...................................  $  600,925  $   82,440            --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     155,378          --            --
Value...................................  $1,882,062          --            --
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30,
 1998
Shares..................................      25,915       6,150            --
Value...................................  $  381,146  $   92,559            --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     160,283       2,269            --
Value...................................  $1,949,056  $   30,522            --

-------
* Commenced operations on December 29, 1997.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with BankBoston, N.A. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, is also a party to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% (10% for the Emerging Markets Debt Portfolio) of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the six months ended September 30, 1998, were as follows:

                                                          MAXIMUM LOAN
PORTFOLIO                       AVERAGE LOAN BALANCE   AMOUNTS OUTSTANDING   AVERAGE INTEREST RATE
------------------------------  --------------------   -------------------   ---------------------
S&P STARS.....................        $113,804             $2,354,700                7.46%
Insiders Select...............           4,823                259,300                8.62
Large Cap.....................           2,275                 66,300                8.62
Small Cap.....................           1,093                 50,000                8.62
Focus List....................          10,520                641,700                7.03
Balanced......................             273                 50,000                8.62
International Equity..........           1,109                203,000                8.62

The Portfolios had no amounts outstanding under the line of credit agreement at September 30, 1998.